                                [Ivy Funds Logo]


                                                    This is your prospectus from
                                                    IVY MACKENZIE
                                                    DISTRIBUTORS, INC.
                                                    Via Mizner Financial Plaza
                                                    700 South Federal Highway
                                                    Boca Raton, Florida 33432
                                                    800.456.5111

    May 1, 2000, as supplemented on June 30, 2000    U.S. EQUITY FUNDS

    IVY GROWTH FUND
    IVY US BLUE CHIP FUND
    IVY US EMERGING GROWTH FUND


Ivy Fund is a registered open-end investment company consisting of 18 separate portfolios. This Prospectus relates to the Class A, Class B and Class C shares of the three funds listed above (the "Funds"), and the Class I shares of Ivy US Blue Chip Fund. The Funds also offer Advisor Class shares, which are described in a separate prospectus.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Investments in the Funds are not deposits of any bank and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

-- CONTENTS

   2 Ivy Growth Fund

   4 Ivy US Blue Chip Fund

   6 Ivy US Emerging Growth Fund

   8 Additional information
     about principal investment
     strategies and risks

   9 Management

  10 Shareholder information

  16 Financial highlights

  21 Account application



                          OFFICERS
                          Keith J. Carlson, Chairman
                          James W. Broadfoot, President
                          C. William Ferris, Secretary/Treasurer
                          LEGAL COUNSEL
                          Dechert Price & Rhoads
                          Boston, Massachusetts               AUDITORS
                          CUSTODIAN                           PricewaterhouseCoopers LLP
                          Brown Brothers Harriman & Co.       Fort Lauderdale, Florida
                          Boston, Massachusetts               INVESTMENT MANAGER
                          TRANSFER AGENT                      Ivy Management, Inc.
                          Ivy Mackenzie Services Corp.        700 South Federal Highway, Ste.
                          PO Box 3022                         300
                          Boca Raton, Florida 33431-0922      Boca Raton, Florida 33432
                          800.777.6472                        800.456.5111


                                                            [Ivy Mackenzie Logo]

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

(GLOBE ARTWORK)

2

IVY GROWTH FUND

-- INVESTMENT OBJECTIVE
The Fund seeks long-term growth, with current income being a secondary consideration.

-- PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities (including common stock, preferred stock and securities convertible into common stock) of U.S. companies of any size.

The Fund's portfolio is divided into two segments, each of which is managed according to the investment style of its portfolio manager (such as growth or value). Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

-- PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK: Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK: Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL- AND MEDIUM-SIZED COMPANY RISK: Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, since smaller companies tend to be thinly traded and because they are subject to greater business risk. Transaction costs in smaller company stocks may also be higher than those of larger companies.

-- WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     -- PERFORMANCE BAR CHART AND TABLE
     The information in the following chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns since its inception on January 12, 1960 compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      ANNUAL TOTAL RETURNS                     for the years ending
      FOR CLASS A SHARES(1)                    December 31
      -------------------------------------------------------------

                                    [CHART]

     Best quarter Q4 '99: 22.79%

     Worst quarter Q3 '98: (17.04%)

     *Any applicable sales charges and account fees are not reflected, and if they were the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

      AVERAGE ANNUAL                       for the periods ending
      TOTAL RETURNS(1)                     December 31, 1999
      -----------------------------------------------------------
                                                                      S&P 500
                                        CLASS A   CLASS B   CLASS C    INDEX
      -----------------------------------------------------------------------
      Past year.......................  24.28%    25.63%    29.43%    21.10%
      Past 5 years....................  18.77%    18.85%       n/a    28.97%
      Past 10 years...................  13.05%       n/a       n/a    18.38%
      Since inception:
      Class B(2)......................      --    14.80%        --    23.36%
      Class C(2)......................      --        --    15.74%    27.27%

     (1) Performance figures reflect any applicable sales charges.
     (2) The inception dates for the Fund's Class B and Class C shares were October 22, 1993 and April 30, 1996, respectively.

     -- FEES AND EXPENSES
     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                              fees paid directly from
SHAREHOLDER FEES              your investment
-----------------------------------------------------
                            CLASS A   CLASS B   CLASS C
----------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)................    5.75%      none      none
Maximum deferred sales
charge (load) (as a
percentage of purchase
price)................     none(1)  5.00%     1.00%
Maximum sales charge
(load) imposed on
reinvested
dividends.............     none      none      none
Redemption fee(2).....     none      none      none
Exchange fee..........     none      none      none


ANNUAL FUND                expenses that are
OPERATING EXPENSES         deducted from Fund assets
----------------------------------------------------
                         CLASS A   CLASS B   CLASS C
----------------------------------------------------
Management fees(3)....    0.85%     0.85%     0.85%
Distribution and/or
service (12b-1)
fees..................    0.25%     1.00%     1.00%
Other expenses........    0.28%     0.49%     0.62%
Total annual Fund
operating expenses....    1.38%     2.34%     2.47%

(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
(3) Management Fees are reduced to 0.75% for net assets over $350 million.

-------------------------------------------------------------------------

     -- EXAMPLE The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

--------------------------------------------------------------------------------
                                         (no redemption)         (no redemption)
        YEAR           CLASS A   CLASS B     CLASS B     CLASS C     CLASS C
--------------------------------------------------------------------------------
1st                    $  707    $  737      $  237      $  350      $  250
3rd                       987     1,030         730         770         770
5th                     1,287     1,450       1,250       1,316       1,316
10th                    2,137     2,436       2,436       2,806       2,806

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

4

(GLOBE ARTWORK)

IVY US BLUE
CHIP FUND

-- INVESTMENT OBJECTIVE
The Fund seeks long-term growth, with current income being a secondary consideration.

-- PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities (including common stock, preferred stock and securities convertible into common stock) of U.S. companies occupying major market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies).

The Fund's manager uses an equity style that focuses on both growth and value.

The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

-- PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK: Securities selected for the Fund might not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK: Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

-- WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     -- PERFORMANCE BAR CHART AND TABLE
     The information in the following chart and table gives some indication of the risks of investing in the Fund by comparing the performance of the Fund for the first full calendar year since its commencement on November 2, 1998 with a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      ANNUAL TOTAL RETURNS                        for the year ending
      FOR CLASS A SHARES*                         December 31
      ------------------------------------------------------------------

                                    [CHART]

     Best quarter Q4 '99: 12.62%

     Worst quarter Q3 '99: (6.94%)

     *Any applicable sales charges and account fees are not reflected, and if they were the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

      AVERAGE ANNUAL                              for the periods ending
      TOTAL RETURNS(1)                            December 31, 1999
      ------------------------------------------------------------------
                                                                        S&P
                             CLASS A  CLASS B  CLASS C  CLASS I(2)   500 INDEX
      ------------------------------------------------------------------------
      Past year............   8.71%    9.74%   13.84%     n/a         21.10%
      Since inception(3)...  14.29%   13.28%   16.76%     n/a         28.47%

     (1) Performance figures reflect any applicable sales charges.
     (2) The Fund had no Class I shares outstanding.
     (3) The inception date for Class A was November 2, 1998. The inception date for Class B and Class C was November 6, 1998. Index performance is calculated from October 31, 1998.

     -- FEES AND EXPENSES
     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                     fees paid directly from
SHAREHOLDER FEES                     your investment
------------------------------------------------------------
                           CLASS A   CLASS B  CLASS C  CLASS I
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)...................    5.75%      none     none     none
Maximum deferred sales
charge (load) (as a
percentage of original
purchase price)..........     none(1)   5.00%   1.00%     none
Maximum sales charge
(load) imposed on
reinvested dividends.....     none      none     none     none
Redemption fee(2)........     none      none     none     none
Exchange fee.............     none      none     none     none

ANNUAL FUND                      expenses that are
OPERATING EXPENSES               deducted from Fund assets
-----------------------------------------------------------
                         CLASS A   CLASS B   CLASS C   CLASS I(3)
-----------------------------------------------------------------
Management fees........   0.75%     0.75%     0.75%      0.75%
Distribution and/or
service (12b-1) fees...   0.25%     1.00%     1.00%       none
Other expenses.........   2.49%     2.43%     2.36%      2.40%
Total annual Fund
operating expenses.....   3.49%     4.18%     4.11%      3.15%
Expenses
reimbursed(4)..........   1.84%     1.84%     1.84%      1.84%
Net Fund operating
expenses(4)............   1.65%     2.34%     2.27%      1.31%

(1) A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.
(3) The Fund has no Class I shares outstanding. Percentages shown are estimates based on expenses for Class A shares.
(4) The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2000 to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.34% of the Fund's average net assets (excluding Rule 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets. The expense information shown above has been restated to reflect current fees.

-------------------------------------------------------------------------

     -- EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

------------------------------------------------------------------------------------------------
                                           (no redemption)             (no redemption)
        YEAR           CLASS A   CLASS B       CLASS B       CLASS C       CLASS C       CLASS I
------------------------------------------------------------------------------------------------
1st                    $  733    $  737        $  237        $  330        $  230        $  133
3rd                     1,293     1,267           967           946           946           659
5th                     1,877     1,918         1,718         1,684         1,684         1,211
10th                    3,453     3,542         3,542         3,635         3,635         2,718

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

6

(GLOBE ARTWORK)

IVY US EMERGING
GROWTH FUND

-- INVESTMENT OBJECTIVE
The Fund seeks long-term growth, with current income being a secondary consideration.

-- PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of small- and medium-sized U.S. companies that are in the early stages of their life cycles and that the Fund's manager believes have the potential to increase their sales and earnings at above-average rates.

The Fund's manager uses a growth strategy of investing.

Companies typically are selected from within the technology, heath care, entertainment, and business and consumer services sectors, and may include companies engaged in initial public offerings.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

-- PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK: Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK: Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL- AND MEDIUM-SIZED COMPANY RISK: Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, since smaller companies tend to be thinly traded and because they are subject to greater business risk. Transaction costs in smaller company stocks may also be higher than those of larger companies.

IPO RISK: Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

-- WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept fluctuations in capital value in the short term.

*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

-- PERFORMANCE BAR CHART AND TABLE
The information in the following chart and table (see next page) provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      ANNUAL TOTAL RETURNS                        for the years ending
      FOR CLASS A SHARES*                         December 31
      ------------------------------------------------------------------

                                    [CHART]

     Best quarter Q4 '99: 51.31%

     Worst quarter Q3 '98: (17.82%)

     *Any applicable sales charges and account fees are not reflected, and if they were the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures.

      AVERAGE ANNUAL                             for the periods ending
      TOTAL RETURNS(1)                           December 31, 1999
      ------------------------------------------------------------------
                                                             RUSSELL
                                                              2000
                                                             GROWTH
                               CLASS A   CLASS B   CLASS C    INDEX
      --------------------------------------------------------------
      Past year.............    53.13%    56.27%    60.32%    43.09%
      Past 5 years..........    25.97%    26.39%      n/a     18.99%
      Since inception:
      Class A(2)............    26.36%       --        --     16.53%
      Class B(3)............       --     21.40%       --     14.58%
      Class C(4)............       --        --     18.60%    13.64%

     (1) Performance figures reflect any applicable sales charges.
     (2) The inception date for the Fund's Class A shares was March 3, 1993 (performance is calculated based on the date the Fund first became available for sale to the public, April 30, 1993.) Index performance is calculated from April 30, 1993.
     (3) The inception date for the Fund's Class B shares was October 22, 1993. Index performance is calculated from October 31, 1993.
     (4) The inception date for the Fund's Class C shares was April 30, 1996. Index performance is calculated accordingly.

     -- FEES AND EXPENSES
     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                     fees paid directly from
SHAREHOLDER FEES                     your investment
------------------------------------------------------------
                            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a percentage
of offering price)........   5.75%      none      none
Maximum deferred sales
charge (load) (as a
percentage of purchase
price)....................   none(1)    5.00%     1.00%
Maximum sales charge
(load) imposed on
reinvested dividends......   none       none      none
Redemption fee(2).........   none       none      none
Exchange fee..............   none       none      none

ANNUAL FUND                       expenses that are
OPERATING EXPENSES                deducted from Fund assets
-----------------------------------------------------------
                            CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management fees...........   0.85%     0.85%     0.85%
Distribution and/or
service (12b-1) fees......   0.25%     1.00%     1.00%
Other expenses............   0.59%     0.58%     0.54%
Total annual Fund
operating expenses........   1.69%     2.43%     2.39%

(1) A CDSC of 1.00% may apply to Class A share that are redeemed within two years of the end of the month in which they were purchased.
(2) If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

-------------------------------------------------------------------------

     -- EXAMPLE

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

--------------------------------------------------------------------------------------
                                           (no redemption)             (no redemption)
        YEAR           CLASS A   CLASS B       CLASS B       CLASS C       CLASS C
--------------------------------------------------------------------------------------
1st                    $  737    $  746        $  246        $  342        $  242
3rd                     1,077     1,058           758           745           745
5th                     1,440     1,496         1,296         1,275         1,275
10th                    2,458     2,583         2,583         2,726         2,726

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
US EQUITY FUNDS
--------------------------------------------------------------------------------

8

ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT
STRATEGIES AND RISKS

-- PRINCIPAL STRATEGIES

IVY GROWTH FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in mid- and large-cap U.S. stocks, and seeks to provide additional diversification by investing a portion of its assets in small-cap U.S. stocks and large-cap international stocks.

The Fund is managed using a combination of investment styles. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half of the Fund's portfolio is invested in equity securities of small- and medium-sized U.S. companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

IVY US BLUE CHIP FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the common stock of U.S. companies occupying leading market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies). Blue Chip companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies are generally considered to be highly liquid, since they are well supplied in the marketplace relative to their smaller-capitalized counterparts and because their trading volume tends to be higher. The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

IVY US EMERGING GROWTH FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of domestic corporations that are small and medium sized. Companies targeted for investment typically are in the early stages of their life cycles and are believed by the Fund's manager to have the potential to increase their sales and earnings at above-average rates. These companies typically are selected from within the technology, health care, entertainment, and business and consumer services sectors, which have presented attractive growth opportunities in recent years. Portfolio holdings are reviewed regularly for valuation, relative strength and changes in earnings estimates.

ALL FUNDS: Each Fund may from time to time take a temporary defensive position and invest without limit in U.S. Government securities, investment-grade debt securities (which are those rated in the four highest rating categories used by Moody's and S&P), and cash and cash equivalents such as commercial paper, short-term notes and other money market securities. When a Fund assumes such a defensive position it may not achieve its investment objective. Investment in debt securities also involves both interest rate and credit risk.

-- PRINCIPAL RISKS

GENERAL MARKET RISK:

As with any mutual fund, the value of a Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

Each Fund's share value will decrease at any time during which its security holdings or other investment techniques are not performing as well as anticipated, and you could therefore lose money by investing in a Fund depending upon the timing of your initial purchase and any subsequent redemption or exchange.

OTHER RISKS: Following is a description of the general risk characteristics of the investment techniques that each Fund's manager considers important in achieving the Fund's investment objective or in managing its exposure to risk (and that could therefore have a significant effect on the Fund's returns). The risks of certain portfolio management practices that are not principal strategies of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

the Funds (such as borrowing) are also described below. Other investment methods that the Funds may use (such as derivative investments), but that are not likely to play a key role in their overall investment strategies, are described in the Funds' Statement of Additional Information (see back cover page for information on how you can receive a free copy).

RISK CHARACTERISTICS:
- EQUITY SECURITIES: Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller-company securities may also be higher than those of larger companies. Investors in Ivy US Emerging Growth Fund should note that these risks are heightened in the case of securities issued through IPOs.

- BORROWING: For temporary purposes, each Fund may borrow up to 10% of the value of its total assets from qualified banks. Borrowing may exaggerate the effect on the Fund's share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.

MANAGEMENT

-- INVESTMENT ADVISOR
Ivy Management, Inc. ("IMI")
Via Mizner Financial Plaza
700 South Federal Highway, Ste. 300
Boca Raton, Florida 33432

IMI provides investment advisory and business management services to the Funds. IMI is an SEC-registered investment advisor with over $6.2 billion in assets under management, and provides similar services to the other 15 series of Ivy Fund. For the fiscal year ended December 31, 1999, the Funds paid IMI a fee that was equal to the following percentages of the Funds' respective average net assets:

- Ivy Growth Fund, 0.85%;
- Ivy US Blue Chip Fund, 0.75%; and
- Ivy US Emerging Growth Fund, 0.85%.

-- PORTFOLIO MANAGEMENT

IVY GROWTH FUND: The Fund's portfolio is divided into two different segments, which are managed by the following individuals:

- James W. Broadfoot, President of IMI and of Ivy Fund, manages the U.S. emerging growth segment of the Fund's portfolio. Before joining IMI in 1990, Mr. Broadfoot was the principal in an investment counsel firm specializing in emerging growth companies. He has over 26 years of professional investment experience, holds an MBA from the Wharton School of Business and is a Chartered Financial Analyst.

- Paul P. Baran, a Senior Vice President of IMI, manages the core growth segment of the Fund's portfolio. Before joining IMI, Mr. Baran was Senior Vice President/Chief Investment Officer of Central Fidelity National Bank. He has 25 years of professional investment experience and is a Chartered Financial Analyst. He has an MBA from Wayne State University.

IVY US BLUE CHIP FUND: The Fund is managed by Paul P. Baran (see "Ivy Growth Fund," above).

IVY US EMERGING GROWTH FUND: The Fund is managed by James W. Broadfoot (see "Ivy Growth Fund," above).

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
US EQUITY FUNDS
--------------------------------------------------------------------------------

10

SHAREHOLDER
INFORMATION

-- PRICING OF FUND SHARES
Each Fund calculates its share price by dividing the value of the Fund's net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the Exchange is open for trading (normally any weekday that is not a national holiday).

Each portfolio security that is listed or traded on a recognized stock exchange is valued at the security's last quoted sale price on the exchange on which it is principally traded.

If no sale is reported at that time, the average between the last bid and asked prices is used. Securities and other Fund assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Funds' Board of Trustees. IMI may also price a foreign security at its fair value if events materially affecting the estimated value of the security occur between the close of the foreign exchange on which the security is principally traded and the time as of which a Fund prices its shares. Fair-value pricing under these circumstances is designed to protect existing shareholders from the actions of short-term investors trading into and out of a Fund at a time in an attempt to profit from short term market movements. When such fair-value pricing occurs, there may be some period of time during which a Fund's share price and/or performance information is not available.

The number of shares you receive when you place a purchase or exchange order, and the payment you receive after submitting a redemption request, is based on a Fund's net asset value ("NAV") next determined after your instructions are received in proper form by Ivy Mackenzie Services Corp. ("IMSC") (the Fund's transfer agent) or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge (see "Choosing the appropriate class of shares").

-- HOW TO BUY SHARES
Please read these sections below carefully before investing.

CHOOSING THE APPROPRIATE CLASS OF SHARES:
If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are purchasing Class A shares.

Each Fund has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for their Class A, B and C shares that allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

The following table displays the various investment minimums, sales charges and expenses that apply to each class.

---------------------------------------------------------------------------------
                          CLASS A        CLASS B        CLASS C        CLASS I
---------------------------------------------------------------------------------
Minimum initial
investment*..........  $1,000         $1,000         $1,000         $5,000,000
Minimum subsequent
investment*..........  $100           $100           $100           $10,000
Initial sales
charge...............  Maximum        None           None           None
                       5.75%, with
                       options for a
                       reduction or
                       waiver
CDSC.................  None, except   Maximum        1.00% for the  None
                       on certain     5.00%,         first year
                       NAV purchases  declines over
                                      six years
Service and
distribution fees....  0.25% service  0.75%          0.75%          None
                       fee            distribution   distribution
                                      fee and 0.25%  fee and 0.25%
                                      service fee    service fee

*Minimum initial and subsequent investments for retirement plans are $25.

-- ADDITIONAL PURCHASE INFORMATION

CLASS A SHARES: Class A shares are sold at a public offering price equal to their net asset value per share plus an initial sales charge, as set forth below

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

(which is reduced as the amount invested increases):

---------------------------------------------------------------
                           SALES         SALES      PORTION OF
                        CHARGE AS A   CHARGE AS A     PUBLIC
                        PERCENTAGE    PERCENTAGE     OFFERING
                         OF PUBLIC      OF NET         PRICE
                         OFFERING       AMOUNT      RETAINED BY
   AMOUNT INVESTED         PRICE       INVESTED       DEALER
---------------------------------------------------------------
Less than $50,000.....     5.75%         6.10%         5.00%
$50,000 but less than
$100,000..............     5.25%         5.54%         4.50%
$100,000 but less than
$250,000..............     4.50%         4.71%         3.75%
$250,000 but less than
$500,000..............     3.00%         3.09%         2.50%
$500,000 or over*.....     0.00%         0.00%         0.00%

*A CDSC of 1.00% may apply to Class A shares that are redeemed within two years of the end of the month in which they were purchased.

Class A shares that are acquired through reinvestment of dividends or distributions are not subject to any sales charges.

HOW TO REDUCE YOUR INITIAL SALES CHARGE:
- "Rights of Accumulation" permits you to pay the sales charge that applies to the cost or value (whichever is higher) of all Ivy Fund Class A shares you own.
- A "Letter of Intent" permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a 13-month period (certain restrictions apply).

HOW TO ELIMINATE YOUR INITIAL SALES CHARGE: You may purchase Class A shares at NAV (without an initial sales charge or a CDSC) through any one of the following methods:
- through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;
- under certain qualified retirement plans;
- as an employee or director of Mackenzie Investment Management Inc. or its affiliates;
- as an employee of a selected dealer; or
- through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may also be exempt from the initial sales charge on Class A shares.

You may also purchase Class A shares at NAV if you are investing at least $500,000 through a dealer or agent. A CDSC of 1.00% may apply to shares redeemed within two years of the end of the month in which they were purchased. Ivy Mackenzie Distributors, Inc. ("IMDI"), the Fund's distributor, may pay the dealer or agent (out of IMDI's own resources) for its distribution assistance according to the following schedule:

--------------------------------------------------
           PURCHASE AMOUNT              COMMISSION
--------------------------------------------------
First $3,000,000......................    1.00%
Next $2,000,000.......................    0.50%
Over $5,000,000.......................    0.25%

IMDI may from time to time pay a bonus or other cash incentive to dealers (other than IMDI), including those that employ a registered representative who during a specified time period sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI.

Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of certain dealers meeting criteria established by IMDI. This privilege will apply only to Class A shares of a Fund that are purchased using proceeds obtained by such clients through redemption of another mutual fund's shares on which a sales charge was paid. Purchases must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within two years after purchase.

With respect solely to Ivy US Emerging Growth Fund, former Class N shareholders of Hudson Capital Appreciation Fund are exempt from the initial sales charge on the Fund's Class A shares.

CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge but are subject to a CDSC. If you redeem your Class C shares within one year of purchase they will be subject to a CDSC of 1%, and Class B shares

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
US EQUITY FUNDS
--------------------------------------------------------------------------------

12

redeemed within six years of purchase will be subject to a CDSC at the following rates:

----------------------------------------------------
                             CDSC AS A PERCENTAGE OF
        YEAR SINCE                DOLLAR AMOUNT
         PURCHASE               SUBJECT TO CHARGE
----------------------------------------------------
First......................         5.00%
Second.....................         4.00%
Third......................         3.00%
Fourth.....................         3.00%
Fifth......................         2.00%
Sixth......................         1.00%
Seventh and thereafter.....         0.00%

The CDSC for both Class B and Class C shares will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No charge will be assessed on reinvested dividends or distributions, or on shares held over six years. If your shares have appreciated in value, each share redeemed will include both your original cost (subject to the above CDSC schedule) and any proportional increase in market value (not subject to a CDSC). If your shares have depreciated in value, the CDSC will be assessed on the market value of the shares being redeemed. At the time of redemption, the calculation is performed on a share-by-share basis as described below.

Shares will be redeemed in the following order:
- Shares held more than six years;
- Shares acquired through reinvestment of dividends and distributions;
- Shares subject to the lowest CDSC percentage, on a first-in, first-out basis
  (1) with the portion of the lot attributable to capital appreciation which is not subject to a CDSC, redeemed first; then
  (2) the portion of the lot attributable to your original basis, which is subject to a CDSC.

The CDSC for Class B shares is waived for:
- Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
- Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
- Redemptions resulting from a tax-free return of excess contribution to an IRA.
- Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.
- Withdrawals through the Systematic Withdrawal Plan of up to 12.00% per year of your account value at the time the plan is established.

Both Class B shares and Class C shares are subject to an ongoing service and distribution fee at a combined annual rate of up to 1.00% of the portfolio's average net assets attributable to its Class B or Class C shares. The ongoing distribution fees will cause these shares to have a higher expense ratio than that of Class A and Class I shares. IMDI uses the money that it receives from the deferred sales charge and the distribution fees to cover various promotional and sales related expenses, as well as expenses related to providing distributions services, such as compensating selected dealers and agents for selling these shares.

Approximately eight years after the original date of purchase, your Class B shares will be converted automatically to Class A shares. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class B shares to Class A shares is not considered a taxable event for federal income tax purposes. Class C shares do not have a similar conversion privilege.

CLASS I SHARES: Class I shares are offered only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.

-- SUBMITTING YOUR PURCHASE ORDER

INITIAL INVESTMENTS: Complete and sign the Account Application appearing at the end of this Prospectus. Enclose a check payable to the Fund in which you wish to invest. You should note on the check the class of shares you wish to purchase. (see page 10 for minimum initial investments.) Deliver your application materials to your registered representative or selling broker, or send them to one of the addresses below:

- BY REGULAR MAIL:

  Ivy Mackenzie Services Corp.
  P.O. Box 3022
  Boca Raton, FL 33431-0922

- BY COURIER:

  Ivy Mackenzie Services Corp.
  700 South Federal Hwy., Ste. 300
  Boca Raton, FL 33432-6114

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

-- BUYING ADDITIONAL SHARES
There are several ways to increase your investment in a Fund:

- BY MAIL: Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration, Fund number or name, and account number. Mail to one of the addresses on page 12.

- THROUGH YOUR BROKER: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.

- BY WIRE: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 800.777.6472. Wiring instructions are as follows:

      First Union National Bank of Florida
      Jacksonville, FL
      ABA #063000021
      Account #2090002063833
      For further credit to:
      Your Account Registration
      Your Fund Number and Account Number

- BY AUTOMATIC INVESTMENT METHOD: You can authorize to have funds electronically drawn each month from your bank account and invested as a purchase of shares into your Ivy Fund account. Complete sections 6A and 7B of the Account Application.

-- HOW TO REDEEM SHARES

SUBMITTING YOUR REDEMPTION ORDER: You may redeem your Fund shares through your registered securities dealer or directly through IMSC. If you choose to redeem through your registered securities dealer, the dealer is responsible for transmitting redemption orders in proper form and in a timely manner. If you choose to redeem directly through IMSC, you have several ways to submit your request:

- BY MAIL: Send your written redemption request to IMSC at one of the addresses at left. Be sure that all registered owners listed on the account sign the request. Medallion signature guarantees and supporting legal documentation may be required.

- BY TELEPHONE: Call IMSC at 800.777.6472 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.

- BY SYSTEMATIC WITHDRAWAL PLAN ("SWP"): You can authorize to have funds electronically drawn each month from your Ivy Fund account and deposited directly into your bank account. Certain minimum balances and minimum distributions apply. Complete section 6B of the Account Application to add this feature to your account.

RECEIVING YOUR REDEMPTION PROCEEDS: You can receive redemption proceeds through a variety of payment methods:

- BY CHECK: Unless otherwise instructed in writing, checks will be made payable to the current account registration and sent to the address of record.

- BY FEDERAL FUNDS WIRE: Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.

- BY ELECTRONIC FUNDS TRANSFER ("EFT"): For SWP redemptions only.

IMPORTANT REDEMPTION INFORMATION:
- A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within six years of purchase, and to Class C shares that are redeemed within one year of purchase.
- If you own shares of more than one class of a Fund, the Fund will redeem first the shares

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
US EQUITY FUNDS
--------------------------------------------------------------------------------

14

  having the highest 12b-1 fees, unless you instruct otherwise.
- Any shares subject to a CDSC will be redeemed last unless you elect otherwise.
- Shares will be redeemed in the order described under "Additional Purchase Information -- Class B and Class C Shares".
- A Fund may (on 60 days' notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.
- A Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.
- A Fund may make payment for redeemed shares in the form of securities of the Fund taken at current values.

-- HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of another Ivy Fund, subject to certain restrictions (see "Important exchange information").

SUBMITTING YOUR EXCHANGE ORDER: You may submit an exchange request to IMSC as follows:

- BY MAIL: Send your written exchange request to IMSC at one of the addresses on page 12 of this Prospectus. Be sure that all registered owners listed on the account sign the request.

- BY TELEPHONE: Call IMSC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

IMPORTANT EXCHANGE INFORMATION:
- You must exchange into the same share class you currently own.

- Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

- It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. The Funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee (in the case of certain funds), or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

-- DIVIDENDS, DISTRIBUTIONS AND TAXES
- The Funds generally declare and pay dividends and capital gain distributions (if any) at least once a year.
- Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash.
- Reinvested dividends and distributions are added to your account at NAV and are not subject to a sales charge regardless of which share class you own.
- Cash dividends and distributions can be sent to you:

  - BY MAIL: A check will be mailed to the address of record unless otherwise instructed.

  - BY ELECTRONIC FUNDS TRANSFER: Your proceeds will be directly deposited into your bank account.

To change your dividend and/or distribution options, call IMSC at 800.777.6472.

Dividends ordinarily will vary from one class to another. Each Fund intends to declare and pay dividends annually. The Funds will distribute net investment income and net realized capital gains, if any, at least once a year. The Funds may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to you as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long term capital gains over net short term capital losses), if any, are taxable to you as long term capital gains, regardless of how long you have held your shares. Dividends are taxable to you in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

the same manner whether received in cash or reinvested in additional Fund shares. While the Funds' managers may at times pursue strategies that result in tax efficient outcomes for Fund shareholders, they do not generally manage the Funds to optimize tax efficiencies.

If shares of the Fund are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss which will be long term or short term, generally depending upon how long you held your shares.

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Fund distributions may be subject to state, local and foreign taxes.

You should consult with your tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

16

   [IVY LEAF LOGO]

   FINANCIAL HIGHLIGHTS
   The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or less if a Fund has a shorter operating history), and reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) each year on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report to shareholders (which is available upon request).

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
    IVY GROWTH FUND                                                         for the years ended December 31,
    -----------------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA                               1999          1998          1997          1996          1995
                                                       --------------------------------------------------------------------------
    Net asset value, beginning of period...........     $  19.88      $  17.80      $  17.76      $  16.75      $  13.91
                                                       --------------------------------------------------------------------------
      Income from investment operations
      Net investment (loss) income.................         (.32)          .01           .02           .02(a)        .05(a)
      Net gains on securities (both realized and
        unrealized)................................         6.61          2.49          1.98          2.86          3.73
                                                       --------------------------------------------------------------------------
      Total from investment operations.............         6.29          2.50          2.00          2.88          3.78

      Less distributions
      Dividends
        From net investment income.................           --           .02           .02           .02           .02
        In excess of net investment income.........           --            --           .13           .11            --
      Distributions
        From capital gains.........................         4.02           .40          1.81          1.74           .89
        In excess of capital gains.................           --            --            --            --           .03
                                                       --------------------------------------------------------------------------
        Total distributions........................         4.02           .42          1.96          1.87           .94
                                                       --------------------------------------------------------------------------
    Net asset value, end of period.................     $  22.15      $  19.88      $  17.80      $  17.76      $  16.75
                                                       ==========================================================================
    Total return (%)(b)............................        31.87         14.05         11.69         17.22         27.33
    RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (in thousands).......     $363,723      $318,444      $320,000      $314,908      $289,954
    Ratio of expenses to average net assets
      With expense reimbursement (%)...............           --            --            --          1.45          1.59
      Without expense reimbursement (%)............         1.38          1.38          1.38          1.45          1.60
    Ratio of net investment (loss) income to
      average net assets (%).......................         (.13)          .03           .13           .13(a)        .32(a)
    Portfolio turnover rate (%)....................           51            59            39            72            41

    -----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                            for the years ended December 31,
    -----------------------------------------------------------------------------------------------------------------------------
    SELECTED PER SHARE DATA                               1999          1998          1997          1996          1995
                                                       --------------------------------------------------------------------------
    Net asset value, beginning of period...........     $  19.60      $  17.72      $  17.69      $  16.75      $  13.91
                                                       --------------------------------------------------------------------------
      Income from investment operations
      Net investment loss..........................         (.21)         (.16)         (.14)         (.13)(a)      (.08)(a)
      Net gains on securities (both realized and
        unrealized)................................         6.17          2.46          1.96          2.81          3.71
                                                       --------------------------------------------------------------------------
      Total from investment operations.............         5.96          2.30          1.82          2.68          3.63
                                                       --------------------------------------------------------------------------
      Less distributions
      Dividends
        From net investment income.................           --           .02            --            --            --
        In excess of net investment income.........           --            --           .07            --            --
      Distributions
        From capital gains.........................         3.84           .40          1.72          1.74           .73
        In excess of capital gains.................           --            --            --            --           .06
                                                       --------------------------------------------------------------------------
        Total distributions........................         3.84           .42          1.79          1.74           .79
                                                       --------------------------------------------------------------------------
    Net asset value, end of period.................     $  21.72      $  19.60      $  17.72      $  17.69      $  16.75
                                                       ==========================================================================
    Total return (%)(b)............................        30.63         12.99         10.69         16.02         26.13
    RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (in thousands).......     $  8,070      $  4,889      $  4,433      $  3,850      $  2,699
    Ratio of expenses to average net assets
      With expense reimbursement (%)...............           --            --            --          2.37          2.55
      Without expense reimbursement (%)............         2.34          2.32          2.30          2.37          2.56
    Ratio of net investment loss to average net
      assets (%)...................................        (1.09)         (.90)         (.79)         (.79)(a)      (.64)(a)
    Portfolio turnover rate (%)....................           51            59            39            72            41

---------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C
IVY GROWTH FUND                                                 -----------------------------------------------------
                                                                                               for the period
                                                                                               April 30, 1996
                                                                       for the years           (commencement)
                                                                    ended December 31,         to December 31,
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                           1999      1998      1997          1996
                                                                -----------------------------------------------------
Net asset value, beginning of period........................     $19.27    $17.47    $17.59        $18.46
                                                                 ----------------------------------------------------
  Income from investment operations
  Net investment loss.......................................       (.25)     (.16)     (.07)         (.06)(a)
  Net gains on securities (both realized and unrealized)....       6.08      2.38      1.86          1.02
                                                                 ----------------------------------------------------
  Total from investment operations..........................       5.83      2.22      1.79           .96
                                                                 ----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................         --       .02        --            --
    In excess of net investment income......................         --        --       .13           .09
  Distributions from capital gains..........................       3.82       .40      1.78          1.74
                                                                 ----------------------------------------------------
    Total distributions.....................................       3.82       .42      1.91          1.83
                                                                 ----------------------------------------------------
Net asset value, end of period..............................     $21.28    $19.27    $17.47        $17.59
                                                                 ====================================================
Total return (%)............................................      30.43     12.72(b)  10.58(b)       5.20(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  576    $  263    $  400        $   90
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         --        --        --          2.44(d)
  Without expense reimbursement (%).........................       2.47      2.53      2.33          2.44(d)
Ratio of net investment loss to average net assets (%)......      (1.22)    (1.11)     (.82)         (.86)(a)(d)
Portfolio turnover rate (%).................................         51        59        39            72

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b) Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Annualized

18

[IVY LEAF LOGO]
--------------------------------------------------------------------------------

IVY US BLUE                              CLASS A                            CLASS B                           CLASS C
CHIP FUND                                     for the period                    for the period                    for the period
                             for the year    November 2, 1998   for the year   November 6, 1998   for the year   November 6, 1998
                                ended         (commencement)       ended        (commencement)       ended        (commencement)
                             December 31,    to December 31,    December 31,   to December 31,    December 31,   to December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA          1999              1998             1999             1998             1999             1998
                            -----------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period...............      $10.74            $10.00           $10.72           $10.30           $10.72           $10.30
                            -----------------------------------------------------------------------------------------------------
  Income from investment
    operations
  Net investment loss
    (a)...................        (.01)               --(b)          (.07)            (.01)(b)         (.07)            (.01)(b)
  Net gains on securities
    (both realized and
    unrealized)...........        1.66               .74(b)          1.65              .43(b)          1.66              .43(b)
                            -----------------------------------------------------------------------------------------------------
  Total from investment
    operations............        1.65               .74             1.58              .42             1.59              .42
                            -----------------------------------------------------------------------------------------------------
  Less distributions
  Dividends from net
    investment income.....         .07                --              .01               --              .01               --
                            -----------------------------------------------------------------------------------------------------
    Total distributions...         .07                --              .01               --              .01               --
                            -----------------------------------------------------------------------------------------------------
Net asset value, end of
  period..................      $12.32            $10.74           $12.29           $10.72           $12.30           $10.72
                            =====================================================================================================
Total return (%)..........       15.35(c)           7.40(d)         14.74(c)          4.08(d)         14.84(c)          4.08(d)
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of period
  (in thousands)..........      $3,353            $  726           $8,742           $1,047           $2,497           $  110
Ratio of expenses to
  average net assets (%)
  With expense
    reimbursement (%).....        1.46              1.43(e)          2.15             2.13(e)          2.08             2.22(e)
  Without expense
    reimbursement (%).....        3.49              6.34(e)          4.18             7.04(e)          4.11             7.13(e)
Ratio of net investment
  loss to average net
  assets (%)(a)...........        (.12)              .02(e)          (.81)            (.68)(e)         (.74)            (.77)(e)
Portfolio turnover rate
  (%).....................          80                 3               80                3               80                3

(a) Net investment loss is net of expenses reimbursed by Manager.
(b) Based on average shares outstanding.
(c) Total return does not reflect a sales charge.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e) Annualized

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND                                                 for the years ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                    1999           1998          1997          1996          1995
                                                        -------------------------------------------------------------------------
Net asset value, beginning of period................     $  32.65        $ 27.67       $ 26.54       $ 24.12       $ 18.38
                                                        -------------------------------------------------------------------------
  Income from investment operations
  Net investment loss...............................         (.49)          (.44)(a)      (.41)(a)      (.35)         (.24)
  Net gains on securities (both realized and
    unrealized).....................................        20.70           5.42(a)       1.54(a)       4.84          7.90
                                                        -------------------------------------------------------------------------
  Total from investment operations..................        20.21           4.98          1.13          4.49          7.66
                                                        -------------------------------------------------------------------------
  Less distributions
  Distributions from capital gains..................         5.57             --            --          2.07          1.92
                                                        -------------------------------------------------------------------------
  Total distributions...............................         5.57             --            --          2.07          1.92
                                                        -------------------------------------------------------------------------
Net asset value, end of period......................     $  47.29        $ 32.65       $ 27.67       $ 26.54       $ 24.12
                                                        =========================================================================
Total return (%)(b).................................        62.47          18.00          4.26         18.52         42.07
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............     $101,798        $62,961       $64,910       $55,944       $39,456
Ratio of expenses to average net assets (%).........         1.69           1.70          1.67          1.76          1.95
Ratio of net investment loss to average net assets
  (%)...............................................        (1.53)         (1.48)        (1.37)        (1.31)        (1.39)
Portfolio turnover rate (%).........................          107             67            65            68            86

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                            for the years ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                    1999           1998          1997          1996          1995
                                                        -------------------------------------------------------------------------
Net asset value, beginning of period................     $  31.93        $ 27.26       $ 26.33       $ 24.12       $ 18.38
                                                        -------------------------------------------------------------------------
  Income from investment operations
  Net investment loss...............................         (.77)          (.65)(a)      (.33)(a)      (.40)         (.35)
  Net gains on securities (both realized and
    unrealized).....................................        20.15           5.32(a)       1.26(a)       4.68          7.85
                                                        -------------------------------------------------------------------------
  Total from investment operations..................        19.38           4.67           .93          4.28          7.50
                                                        -------------------------------------------------------------------------
  Less distributions
  Distributions from capital gains..................         5.30             --            --          2.07          1.76
                                                        -------------------------------------------------------------------------
  Total distributions...............................         5.30             --            --          2.07          1.76
                                                        -------------------------------------------------------------------------
Net asset value, end of period......................     $  46.01        $ 31.93       $ 27.26       $ 26.33       $ 24.12
                                                        =========================================================================
Total return (%)(b).................................        61.27          17.13          3.53         17.65         41.03
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............     $ 79,659        $52,940       $47,789       $35,321       $13,985
Ratio of expenses to average net assets (%).........         2.43           2.45          2.43          2.52          2.70
Ratio of net investment loss to average net assets
  (%)...............................................        (2.27)         (2.23)        (2.13)        (2.07)        (2.14)
Portfolio turnover rate (%).........................          107             67            65            68            86

20

[IVY LEAF LOGO]

--------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
IVY US EMERGING GROWTH FUND                                     ----------------------------------------------------
                                                                                                 for the period
                                                                                                 April 30, 1996
                                                                        for the years            (commencement)
                                                                     ended December 31,          to December 31,
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                          1999        1998       1997          1996
                                                                ----------------------------------------------------
Net asset value, beginning of period........................    $ 31.91     $27.23     $26.29        $29.69
                                                                 ---------------------------------------------------
  Income (loss) from investment operations
  Net investment loss.......................................       (.80)      (.63)(a)   (.34)(a)      (.14)
  Net gains or losses on securities (both realized and
    unrealized).............................................      20.19       5.31(a)    1.28(a)      (1.19)
                                                                 ---------------------------------------------------
  Total from investment operations..........................      19.39       4.68        .94         (1.33)
                                                                 ---------------------------------------------------
  Less distributions
  Distributions from capital gains..........................       5.32         --         --          2.07
                                                                 ---------------------------------------------------
  Total distributions.......................................       5.32         --         --          2.07
                                                                 ---------------------------------------------------
Net asset value, end of period..............................    $ 45.98     $31.91     $27.23        $26.29
                                                                 ===================================================
Total return (%)............................................      61.32(b)   17.19(b)    3.58(b)      (4.48)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $15,438     $9,664     $9,484        $4,018
Ratio of expenses to average net assets (%).................       2.39       2.40       2.39          2.52(d)
Ratio of net investment loss to average net assets (%)......      (2.23)     (2.18)     (2.09)        (2.07)(d)
Portfolio turnover rate (%).................................        107         67         65            68

(a) Based on average shares outstanding.
(b) Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Annualized

                                                     Account
                                                     Application

                                                     FUND USE ONLY
                                                     ___________________
                                                     Account Number

                                                     ___________________
                                                     Dealer/Branch/Rep

                                                     ___________________
                                                     Account Type/Soc Cd
[IVY FUNDS LOGO]

       Please mail applications and checks to:
                                                   USE FOR ADVISOR
       Ivy Mackenzie Services Corp.,                    CLASS ONLY
       P.O. Box 3022, Boca Raton, Florida 33431-0922

       This application should not be used for retirement accounts for which Ivy Fund (IBT) is custodian.

  1    REGISTRATION

       Name ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
       Address__________________________________________________________________
       City _________________________________________ State _______ Zip ________
       Phone # (day) (___)_________________  Phone # (evening) (__)_____________

       __ Individual          __ UGMA/UTMA              __ Sole proprietor
       __ Joint tenant        __ Corporation            __ Trust
       __ Estate              __ Partnership            __ Other

       Date of trust ________________  Minor's state of residence ______________

  2    TAX I.D.

       Citizenship:    __ U.S.     __ Other (please specify): __________________

       Social security # _____-____-_______ or Tax identification # ____________

       Under penalties of perjury, I certify by signing in Section 8 that: (1) the number shown in this section is my correct taxpayer identification number (TIN), and (2) I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) Please see the "Dividends, distributions and taxes" section of the Prospectus for additional information on completing this section.


  3    DEALER INFORMATION


       The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of Accumulation.

       Dealer name _____________________________________________________________
       Branch office address ___________________________________________________
       City ______________________________  State _______________  Zip _________
       Representative's name ___________________________________________________
       Representative's # _________________ Representative's phone #____________ Authorized signature of dealer __________________________________________

  4    INVESTMENTS

       A. Enclosed is my check ($10,000 minimum) for $__________ made payable to the appropriate fund. Please invest it in Advisor Class Shares of the following fund(s):

       $ _______________ Ivy Growth Fund                 $ _______________ Ivy US Emerging Growth Fund
       $ _______________ Ivy US Blue Chip Fund

       B. FOR DEALER USE ONLY

       Confirmed trade orders: _____________     ________________   ____________
                               Confirm Number    Number of Shares    Trade Date

  5     DISTRIBUTION OPTIONS

      I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.

      A. ___ Reinvest all dividends and capital gains into additional shares of the same class of a different Ivy fund account.

             Fund name: ___________________________________________________
             Account #: ___________________________________________________
      B. ___ Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or a different Ivy fund account.

             Fund name: ___________________________________________________
             Account #: ___________________________________________________
      C. ___ Pay all dividends and capital gains in cash.

      I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, BE SENT
      TO: _____ the address listed in the registration
          _____ the special payee listed in Section 7A (by mail)
          _____ the special payee listed in Section 7B (by EFT)

  6     OPTIONAL SPECIAL FEATURES

      A. AUTOMATIC INVESTMENT METHOD (AIM)

      ___ I wish to have my bank account listed in section 7B automatically debited via EFT on a predetermined frequency and invested into my Ivy Fund account listed below.

        1. Withdraw $______________________________________________________
           for each time period indicated below and invest my bank proceeds into the following Ivy fund:

           Fund name: ____________________
           Share class:   __ Class A  __ Class B  __ Class C
           Account #: ____________________
        2. Debit my bank account:
           ___ Annually (on the ___ day of the month of
           _______________________).
           ___ Semiannually (on the ___ day of the months of
             ___ and ___).
           ___ Quarterly (on the ___ day of the first/second/third
             month of each calendar quarter).               (CIRCLE ONE)
           ___ Monthly*___ once per month on the ___ day
                       ___ twice per month on the ___ days
                       ___ 3 times per month on the ____ days
                       ___ 4 times per month on the ____ days
      B. SYSTEMATIC WITHDRAWAL PLANS (SWP)**

      ___ I wish to have my Ivy Fund account automatically debited on a predetermined frequency and the proceeds sent to me per my instructions below.

        1. Withdraw ($50 minimum) $_____ for each time period indicated below from the following Ivy Fund account:
           Fund name: ____________________

           Share class:   __ Class A  __ Class B  __ Class C

           Account #: ____________________

        2. Withdraw from my Ivy Fund account:
           ___ Annually (on the _____ day of the month of
             __________).
           ___Semiannually (on the _____ day of the months of
             _____ and _____).
           ___ Quarterly (on the _____ day of the first/second/third
             month of each calendar quarter.                (CIRCLE ONE)
           ___ Monthly*___ once per month on the ___ day
                       ___ twice per month on the _____ days
                       ___ 3 times per month on the _____ days
                       ___ 4 times per month on the _____ days

        3. I request the withdrawal proceeds be:
           ___ sent to the address listed in the registration
           ___ sent to the special payee listed in section 7A or 7B.
           ___ invested into additional shares of the same class of a different Ivy fund:

             Fund name: ___________________________________________________

             Account #: ___________________________________________________

      Note: A minimum balance of $5,000 is required to establish a SWP.

      6 OPTIONAL SPECIAL FEATURES (CONT.)

      C. FEDERAL FUNDS WIRE
         FOR REDEMPTION PROCEEDS**    ___ yes    ___ no

      By checking "yes" immediately above, I authorize IMSC to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B).

      D. TELEPHONE EXCHANGES**    ___ yes    ___ no

      By checking "yes" immediately above, I authorize exchanges by telephone among the Ivy funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.
      If neither box is checked, the telephone exchange privilege will be provided automatically.

      E. TELEPHONIC REDEMPTIONS**    ___ yes    ___ no

      By checking "yes" immediately above, the Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

      If neither box is checked, the telephone redemption privilege will be provided automatically.

      * There must be a period of at least seven calendar days between each investment (AIM)/withdrawal (SWP) period.
      ** This option may not be used if shares are issued in certificate form.

  7     SPECIAL PAYEE

      A. MAILING ADDRESS: Please send all disbursements to this payee:

      Name of bank or individual _______________________________________________
      Account # (if applicable) ________________________________________________
      Street ___________________________________________________________________
      City ___________________________   State ______                  Zip _____
      B. FED WIRE/EFT INFORMATION

      Financial institution ____________________________________________________
      ABA # ____________________________________________________________________
      Account # ________________________________________________________________
      Street ___________________________________________________________________
      City _________________________     State _____                   Zip _____
                           (PLEASE ATTACH A VOIDED CHECK.)

  8     SIGNATURES

          Investors should be aware that the failure to check the "No" under
      Section 6D or 6E above means that the Telephone Exchange/Redemption Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "How to exchange shares" and "How to redeem shares" in the Prospectus for more information on these privileges.
          I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in
      Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.
          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

      ________________________________________ ____________________
      Signature of Owner, Custodian, Trustee or                  Date
      Corporate Officer

      ________________________________________ ____________________
      Signature of Joint Owner, Co-Trustee or                    Date
      Corporate Officer

                          (Remember to sign Section 8)


                                                   DETACH ON PERFORATION TO MAIL

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     -- QUOTRON SYMBOLS AND CUSIP NUMBERS

----------------------------------------------------------------------------------------
                    FUND                           SYMBOL                CUSIP
----------------------------------------------------------------------------------------
Ivy Growth Fund Class A                            IVYFX               466002102
Ivy Growth Fund Class B                            IVYBX               466002201
Ivy Growth Fund Class C                            IVYCX               465897627
Ivy US Blue Chip Fund Class A                        *                 465898609
Ivy US Blue Chip Fund Class B                        *                 465898708
Ivy US Blue Chip Fund Class C                        *                 465898807
Ivy US Blue Chip Fund Class I                        *                 465898872
Ivy US Emerging Growth Fund Class A                IVEGX               465897106
Ivy US Emerging Growth Fund Class B                IVEBX               465897205
Ivy US Emerging Growth Fund Class C                IVGEX               465897635
----------------------------------------------------------------------------------------

* Symbol not assigned as of this printing.

(Ivy Funds Logo)

        -- HOW TO RECEIVE MORE
           INFORMATION ABOUT THE FUNDS

         Additional information about the Funds and their investments is contained in the Funds' Statement of Additional Information dated May 1, 2000, as supplemented on June 30, 2000 (the "SAI"), which is incorporated by reference into this Prospectus, and each Fund's annual and semiannual reports to shareholders. Each Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI and the Funds' annual and semiannual reports are available upon request and without charge from the Distributor at the following address and phone number:

         Ivy Mackenzie Distributors, Inc.
         Via Mizner Financial Plaza
         700 South Federal Highway, Ste. 300
         Boca Raton, FL 33432
         800.456.5111

         Information about the Funds (including the SAI and the Funds' annual and semiannual reports) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for further details). Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.

         Investment Company Act File No. 811-1028
01IUSXX0600

          -- SHAREHOLDER
             INQUIRIES

             Please call
             Ivy Mackenzie
             Services Corp.,
             the Funds' transfer agent,
             regarding any other
             inquiries about the Funds
             at 800.777.6472,
             e-mail us at
             acctinfo@ivyfunds.com
             or visit our web site at
             www.ivyfunds.com.

                               [IVY FUNDS LOGO]

                                                   This is your prospectus from
                                                   IVY MACKENZIE
                                                   DISTRIBUTORS, INC.
                                                   Via Mizner Financial Plaza
                                                   700 South Federal Highway
                                                   Boca Raton, Florida 33432
                                                   800.456.5111

    May 1, 2000, as supplemented on June 30, 2000
    U.S. EQUITY FUNDS ADVISOR CLASS SHARES

    IVY GROWTH FUND
    IVY US BLUE CHIP FUND
    IVY US EMERGING GROWTH FUND

              Ivy Fund is a registered open-end investment company consisting of 18 separate portfolios. This Prospectus relates to the Advisor Class shares of the three funds listed above (the "Funds"). The Funds also offer Class A, Class B, and Class C shares (and Class I shares, in the case of Ivy US Blue Chip Fund), which are described in a separate prospectus.

              The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

              Investments in the Funds are not deposits of any bank and are not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 -- CONTENTS

  2  Ivy Growth Fund

  4  Ivy US Blue Chip Fund

  6  Ivy US Emerging Growth Fund

  8  Additional information
     about principal investment
     strategies and risks

  9  Management

 10  Shareholder information

 14  Financial highlights

 17  Account application

                         OFFICERS
                         Keith J. Carlson, Chairman
                         James W. Broadfoot, President
                         C. William Ferris, Secretary/Treasurer

                         LEGAL COUNSEL
                         Dechert Price & Rhoads
                         Boston, Massachusetts

                         CUSTODIAN                               AUDITORS
                         Brown Brothers Harriman & Co.           PricewaterhouseCoopers LLP
                         Boston, Massachusetts                   Fort Lauderdale, Florida

                         TRANSFER AGENT                          INVESTMENT MANAGER
                         Ivy Mackenzie Services Corp.            Ivy Management, Inc.
                         PO Box 3022                             700 South Federal Highway, Ste. 300
                         Boca Raton, Florida 33431-0922          Boca Raton, Florida 33432
                         800.777.6472                            800.456.5111

                                                           [IVY MACKENZIE LOGO]

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH FUND
--------------------------------------------------------------------------------

(GLOBE ARTWORK)

2

IVY GROWTH FUND

-- INVESTMENT OBJECTIVE
The Fund seeks long-term growth, with current income being a secondary consideration.

-- PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities (including common stock, preferred stock and securities convertible into common stock) of U.S. companies of any size.

The Fund's portfolio is divided into two segments, each of which is managed according to the investment style of its portfolio manager (such as growth or value). Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

-- PRINCIPAL RISKS
The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK: Securities selected for the Fund might not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK: Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL- AND MEDIUM-SIZED COMPANY RISK: Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, since smaller companies tend to be thinly traded and because they are subject to greater business risk. Transaction costs in smaller company stocks may also be higher than those of larger companies.

-- WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     -- PERFORMANCE BAR CHART AND TABLE
     The information in the following chart and table gives some indication of the risks of investing in the Fund by comparing the performance of the Fund's Advisor Class shares for the first full calendar year since its commencement on April 30, 1998 with a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      ANNUAL TOTAL RETURNS                     for the year ending
      FOR ADVISOR CLASS SHARES*                December 31
      -------------------------------------------------------------

                                    [CHART]

     Best quarter Q4 '99: 22.78%

     Worst quarter Q3 '99: (0.93%)

     * Any applicable account fees are not reflected, and if they were the returns shown above would be lower.

      AVERAGE ANNUAL                       for the periods ending
      TOTAL RETURNS                        December 31, 1999
      -----------------------------------------------------------
                                             ADVISOR    S&P 500
                                              CLASS      INDEX
      ---------------------------------------------------------
      Past year............................  31.78%     21.10%
      Since Inception*.....................  17.86%     20.13%

     *The inception date for Advisor Class shares was April 30, 1998.

     -- FEES AND EXPENSES
     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                              fees paid directly from
SHAREHOLDER FEES              your investment
-----------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price).......................................  none
Maximum deferred sales charge (load)(as a
percentage of purchase price)................  none
Maximum sales charge (load) imposed on
reinvested dividends.........................  none
Redemption fee*..............................  none
Exchange fee.................................  none

ANNUAL FUND                expenses that are
OPERATING EXPENSES         deducted from Fund assets
----------------------------------------------------
Management fees**..........................  0.85%
Distribution and/or service
(12b-1) fees...............................  none
Other expenses.............................  0.57%
Total annual Fund
operating expenses.........................  1.42%

 *If you choose to receive your redemption proceeds via Federal
  Funds wire, a $10 wire fee will be charged to your account.
**Management fees are reduced to 0.75% for net assets over $350 million.

-------------------------------------------------------------------------

     -- EXAMPLE
     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

-----------------------------
        YEAR
-----------------------------
1st                    $  145
3rd                       449
5th                       776
10th                    1,702

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

4

(GLOBE ARTWORK)

IVY US BLUE
CHIP FUND

-- INVESTMENT OBJECTIVE
The Fund seeks long term growth, with current income being a secondary consideration.

-- PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities (including common stock, preferred stock and securities convertible into common stock) of U.S. companies occupying major market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies).

The Fund's manager uses an equity style that focuses on both growth and value.

The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

-- PRINCIPAL RISKS

The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK: Securities selected for the Fund might not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK: Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

-- WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept moderate fluctuations in capital value in the short term.

*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     -- PERFORMANCE BAR CHART AND TABLE
     The information in the following chart and table gives some indication of the risks of investing in the Fund by comparing the performance of the Fund's Advisor Class shares for the first full calendar year since its commencement on November 2, 1998 with a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      ANNUAL TOTAL RETURNS                     for the year ending
      FOR ADVISOR CLASS SHARES*                December 31
      -------------------------------------------------------------

[CHART]

     Best quarter Q4 '99: 12.64%

     Worst quarter Q3 '99: (6.83%)

     *Any applicable account fees are not reflected, and if they were the returns shown above would be lower.

      AVERAGE ANNUAL                       for the periods ending
      TOTAL RETURNS                        December 31, 1999
      -----------------------------------------------------------
                                              ADVISOR   S&P 500
                                               CLASS     INDEX
      ---------------------------------------------------------
      Past year.............................  15.89%    21.10%
      Since Inception*......................  20.95%    28.47%

     *The inception date for Advisor Class shares was November 2, 1998. Index performance is calculated from October 31, 1998.

     -- FEES AND EXPENSES
     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                              fees paid directly from
SHAREHOLDER FEES              your investment
-----------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price).......................................  none
Maximum deferred sales charge (load) (as a
percentage of purchase price)................  none
Maximum sales charge (load) imposed on
reinvested dividends.........................  none
Redemption fee*..............................  none
Exchange fee.................................  none

ANNUAL FUND                expenses that are
OPERATING EXPENSES         deducted from Fund assets
-----------------------------------------------------
Management fees............................  0.75%
Distribution and/or service
(12b-1) fees...............................  none
Other expenses.............................  2.38%
Total annual Fund
operating expenses.........................  3.13%
Expenses reimbursed**......................  1.84%
Net Fund operating expenses**..............  1.29%

 *If you choose to receive your redemption proceeds via Federal
  Funds wire, a $10 wire fee will be charged to your account.
**The Fund's Investment Manager has contractually agreed to reimburse the Fund's expenses for the current fiscal year ending December 31, 2000, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 1.34% of the Fund's average net assets (excluding Rule 12b-1 fees and certain other expenses). For each of the following nine years, the Investment Manager has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets. The expense information shown above has been restated to reflect current fees.

-------------------------------------------------------------------------

     -- EXAMPLE
     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

-----------------------------
        YEAR
-----------------------------
1st                    $  131
3rd                       653
5th                     1,201
10th                    2,698

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US EMERGING GROWTH FUND
--------------------------------------------------------------------------------

6

(GLOBE ARTWORK)

IVY US EMERGING
GROWTH FUND

-- INVESTMENT OBJECTIVE
The Fund seeks long-term growth, with current income being a secondary consideration.

-- PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of small- and medium-sized U.S. companies that are in the early stages of their life cycles and that the Fund's manager believes have the potential to increase their sales and earnings at above-average rates.

The Fund's manager uses a growth strategy of investing.

Companies typically are selected from within the technology, health care, entertainment, and business and consumer services sectors, and may include companies engaged in initial public offerings.

Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

-- PRINCIPAL RISKS
The main risks to which the Fund is exposed in carrying out its investment strategies are the following:

MANAGEMENT RISK: Securities selected for the Fund might not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.

MARKET RISK: Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.

SMALL- AND MEDIUM-SIZED COMPANY RISK: Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, since small companies tend to be thinly traded and because they are subject to greater business risk. Transaction costs in smaller company stocks may also be higher than those of larger companies.

IPO RISK: Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is also limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

-- WHO SHOULD INVEST*
The Fund may be appropriate for investors seeking long-term growth potential, but who can accept fluctuations in capital value in the short term.

*You should consult with your financial advisor before deciding whether the Fund is an appropriate investment choice in light of your particular financial needs and risk tolerance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     -- PERFORMANCE BAR CHART AND TABLE
     The information in the following chart and table gives some indication of the risks of investing in the Fund by comparing the performance of the Fund's Advisor Class shares for the first full calendar year since its commencement on February 18, 1998 with a broad measure of market performance. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      ANNUAL TOTAL RETURNS                      for the year ending
      FOR ADVISOR CLASS SHARES*                 December 31
      -------------------------------------------------------------

     (CHART)

     Best quarter Q4 '99: 51.40%

     Worst quarter Q1 '99: (5.58%)

     * Any applicable account fees are not reflected, and if they were the returns shown above would be lower.

      AVERAGE ANNUAL                       for the periods ending
      TOTAL RETURNS                        December 31, 1999
      -----------------------------------------------------------
                                           ADVISOR   RUSSELL 2000
                                            CLASS    GROWTH INDEX
      -----------------------------------------------------------
      Past year..........................   62.85%      43.09%
      Since inception*...................   39.17%      17.77%

     * The Inception date for Advisor Class shares was February 18, 1998. Index performance is calculated from February 28, 1998.

     -- FEES AND EXPENSES
     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                              fees paid directly from
SHAREHOLDER FEES              your investment
-----------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price).......................................  none
Maximum deferred sales charge (load)(as a
percentage of purchase price)................  none
Maximum sales charge (load) imposed on
reinvested dividends.........................  none
Redemption fee*..............................  none
Exchange fee.................................  none

ANNUAL FUND                expenses that are
OPERATING EXPENSES         deducted from Fund assets
----------------------------------------------------
Management fees............................  0.85%
Distribution and/or service
(12b-1) fees...............................  none
Other expenses.............................  0.61%
Total annual Fund
operating expenses.........................  1.46%

* If you choose to receive your redemption proceeds via Federal
  Funds wire, a $10 wire fee will be charged to your account.

-------------------------------------------------------------------------

     -- EXAMPLE
     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

-----------------------------
        YEAR
-----------------------------
1st                    $  149
3rd                       462
5th                       797
10th                    1,746

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
US EQUITY FUNDS
--------------------------------------------------------------------------------

8

ADDITIONAL INFORMATION
ABOUT PRINCIPAL INVESTMENT
STRATEGIES AND RISKS

-- PRINCIPAL STRATEGIES

IVY GROWTH FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in mid- and large-cap U.S. stocks, and seeks to provide additional diversification by investing a portion of its assets in small-cap U.S. stocks and large-cap international stocks.

The Fund is managed using a combination of investment styles. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half of the Fund's portfolio is invested in equity securities of small- and medium-sized U.S. companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

IVY US BLUE CHIP FUND: The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the common stock of U.S. companies occupying leading market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies). Blue Chip companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies are generally considered to be highly liquid, since they are well supplied in the marketplace relative to their smaller-capitalized counterparts and because their trading volume tends to be higher. The median market capitalization of companies targeted for investment is expected to be at least $5 billion.

IVY US EMERGING GROWTH FUND: The Fund seeks to achieve its principal objective of long term capital growth by investing primarily in the equity securities of domestic corporations that are small and medium sized. Companies targeted for investment typically are in the early stages of their life cycles and are believed by the Fund's manager to have the potential to increase their sales and earnings at above-average rates. These companies typically are selected from within the technology, health care, entertainment, and business and consumer services sectors, which have presented attractive growth opportunities in recent years. Portfolio holdings are reviewed regularly for valuation, relative strength and changes in earnings estimates.

ALL FUNDS: Each Fund may from time to time take a temporary defensive position and invest without limit in U.S. Government securities, investment-grade debt securities (which are those rated in the four highest rating categories used by Moody's and S&P), and cash and cash equivalents such as commercial paper, short-term notes and other money market securities. When a Fund assumes such a defensive position it may not achieve its investment objective. Investing in debt securities also involves both interest rate and credit risk.

-- PRINCIPAL RISKS

GENERAL MARKET RISK:

As with any mutual fund, the value of a Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments.

Each Fund's share value will decrease at any time during which its security holdings or other investment techniques are not performing as well as anticipated, and you could therefore lose money by investing in a Fund depending upon the timing of your initial purchase and any subsequent redemption or exchange.

OTHER RISKS: Following is a description of the general risk characteristics of the investment techniques that each Fund's manager considers important in achieving the Fund's investment objective or in managing its exposure to risk (and that could therefore have a significant effect on the Fund's returns). The risks of certain portfolio manage-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

ment practices that are not principal strategies of the Funds (such as borrowing) are also described below. Other investment methods that the Funds may use (such as derivative investments), but that are not likely to play a key role in their overall investment strategies, are described in the Funds' Statement of Additional Information (see back cover page for information on how you can receive a free copy).

RISK CHARACTERISTICS:
- EQUITY SECURITIES: Equity securities typically represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company securities may also be higher than those of larger companies. Investors in Ivy US Emerging Growth Fund should note that these risks are heightened in the case of securities issued through IPOs.

- BORROWING: For temporary purposes, each Fund may borrow up to 10% of the value of its total assets from qualified banks. Borrowing may exaggerate the effect on the Fund's share value of any increase or decrease in the value of the securities it holds. Money borrowed will also be subject to interest costs.

MANAGEMENT

-- INVESTMENT ADVISOR
Ivy Management, Inc. ("IMI")
Via Mizner Financial Plaza
700 South Federal Highway, Ste. 300
Boca Raton, Florida 33432

IMI provides investment advisory and business management services to the Fund. IMI is an SEC-registered investment advisor with over $6.2 billion in assets under management, and provides similar services to the other 15 series of Ivy Fund. For the fiscal year ended December 31, 1999, the Funds paid IMI a fee that was equal to the following percentages of the Funds' respective average net assets:

- Ivy Growth Fund, 0.85%;
- Ivy US Blue Chip Fund, 0.75%; and
- Ivy US Emerging Growth Fund, 0.85%.

-- PORTFOLIO MANAGEMENT

IVY GROWTH FUND: The Fund's portfolio is divided into two different segments, which are managed by the following individuals:

- James W. Broadfoot, President of IMI and of Ivy Fund, manages the U.S. Emerging Growth segment of the Fund's portfolio. Before joining IMI in 1990, Mr. Broadfoot was the principal in an investment counsel firm specializing in emerging growth companies. He has over 26 years of professional investment experience, holds an MBA from the Wharton School of Business and is a Chartered Financial Analyst.

- Paul P. Baran, a Senior Vice President of IMI, manages the core growth segment of the Fund's portfolio. Before joining IMI, Mr. Baran was Senior Vice President/Chief Investment Officer of Central Fidelity National Bank. He has 25 years of professional investment experience and is a Chartered Financial Analyst. He has an MBA from Wayne State University.

IVY US BLUE CHIP FUND: The Fund is managed by Paul P. Baran (see "Ivy Growth Fund," above).

IVY US EMERGING GROWTH FUND: The Fund is managed by James W. Broadfoot (see "Ivy Growth Fund," above).

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
US EQUITY FUNDS
--------------------------------------------------------------------------------

10

SHAREHOLDER
INFORMATION

-- PRICING OF FUND SHARES
Each Fund calculates its share price by dividing the value of the Fund's net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the Exchange is open for trading (normally any weekday that is not a national holiday).

Each portfolio security that is listed or traded on a recognized stock exchange is valued at the security's last quoted sale price on the exchange on which it is principally traded.

If no sale is reported at that time, the average between the last bid and asked prices is used. Securities and other Fund assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Funds' Board of Trustees. IMI may also price a foreign security at its fair value if events materially affecting the estimated value of the security occur between the close of the foreign exchange on which the security is principally traded and the time as of which a Fund prices its shares. Fair-value pricing under these circumstances is designed to protect existing shareholders from the actions of short-term investors trading into and out of a Fund in an attempt to profit from short-term market movements. When such fair-value pricing occurs, there may be some period of time during which a Fund's share price and/or performance information is not available.

The number of shares you receive when you place a purchase or exchange order, and the payment you receive after submitting a redemption request, is based on a Fund's net asset value ("NAV") next determined after your instructions are received in proper form by Ivy Mackenzie Services Corp. ("IMSC") (the Fund's transfer agent) or by your registered securities dealer.

-- HOW TO BUY SHARES

Please read the sections below carefully before investing.

Advisor Class shares are offered through this Prospectus only to the following investors:
- trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;
- any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;
- officers and Trustees of Ivy Fund (and their relatives);
- directors or employees of Mackenzie Investment Management Inc. or its affiliates; and
- directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person.

The following investment minimums, sales charges and expenses apply.

Minimum initial investment*..............  $10,000
Minimum subsequent investment*...........  $   250
Initial sales charge.....................     none
CDSC.....................................     none
Service and distribution fees............     none

*Minimum initial and subsequent investments for retirement plans are $25.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

-- SUBMITTING YOUR PURCHASE ORDER

INITIAL INVESTMENTS: Complete and sign the Account Application appearing at the end of this Prospectus. Enclose a check payable to the Fund you wish to invest in. You should note on the check that you wish to purchase Advisor Class shares (see page 10 for minimum initial investments.) Deliver your application materials to your registered representative or selling broker, or send them to one of the addresses below:

- BY REGULAR MAIL:

    Ivy Mackenzie Services Corp.
    P.O. Box 3022
    Boca Raton, FL 33431-0922

- BY COURIER:

    Ivy Mackenzie Services Corp.
    700 South Federal Highway, Ste. 300
    Boca Raton, FL 33432-6114

-- BUYING ADDITIONAL SHARES
There are several ways to increase your investment in the Fund:

- BY MAIL: Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration, Fund number or name, and account number. Mail to one of the addresses above.

- THROUGH YOUR BROKER: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.

- BY WIRE: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 800.777.6472. Wiring instructions are as follows:
    First Union National Bank of Florida
    Jacksonville, FL
    ABA #063000021
    Account #2090002063833
    For further credit to:
    Your Account Registration
    Your Fund Number and Account Number

- BY AUTOMATIC INVESTMENT METHOD: You can authorize to have funds electronically drawn each month from your bank account and invested as a purchase of shares into your Ivy Fund account. Complete sections 6A and 7B of the Account Application.

-- HOW TO REDEEM SHARES

SUBMITTING YOUR REDEMPTION ORDER: You may redeem your Fund shares through your registered securities dealer or directly through IMSC. If you choose to redeem through your registered securities dealer, the dealer is responsible for transmitting redemption orders in proper form and in a timely manner. If you choose to redeem directly through IMSC, you have several ways to submit your request:

- BY MAIL: Send your written redemption request to IMSC at one of the addresses at left. Be sure that all registered owners listed on the account sign the request. Medallion signature guarantees and supporting legal documentation may be required.

- BY TELEPHONE: Call IMSC at 800.777.6472 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.

- BY SYSTEMATIC WITHDRAWAL PLAN ("SWP"): You can authorize to have funds electronically drawn each month from your Ivy Fund account and deposited directly into your bank account. Certain minimum balances and minimum distributions apply. Complete section 6B of the Account Application to add this feature to your account.

RECEIVING YOUR REDEMPTION PROCEEDS: You can receive redemption proceeds through a variety of payment methods:

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
US EQUITY FUNDS
--------------------------------------------------------------------------------

12

- BY CHECK: Unless otherwise instructed in writing, checks will be made payable to the current account registration and sent to the address of record.

- BY FEDERAL FUNDS WIRE: Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.

- BY ELECTRONIC FUNDS TRANSFER ("EFT"): For SWP redemptions only.

OTHER IMPORTANT REDEMPTION INFORMATION:
- If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees, unless you instruct otherwise.
- The Fund may (on 60 days' notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.
- A Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.
- A Fund may make payment for redeemed shares in the form of securities of the Fund taken at current values.

-- HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of another Ivy fund, subject to certain restrictions (see "information").

SUBMITTING YOUR EXCHANGE ORDER: You may submit an exchange request to IMSC as follows:

- BY MAIL: Send your written exchange request to IMSC at one of the addresses on page 11 of this Prospectus. Be sure that all registered owners listed on the account sign the request.

- BY TELEPHONE: Call IMSC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. IMSC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

OTHER IMPORTANT EXCHANGE INFORMATION:
- You must exchange into the same share class you currently own.

- Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

- It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. The Funds may therefore limit the frequency of exchanges by a shareholder, charge a redemption fee (in the case of certain funds), or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

-- DIVIDENDS, DISTRIBUTIONS AND TAXES
- The Funds generally declare and pay dividends and capital gain distributions (if any) at least once a year.
- Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash.
- Reinvested dividends and distributions are added to your account at NAV and are not subject to a sales charge regardless of which share class you own.
- Cash dividends and distributions can be sent to you:

  - BY MAIL: A check will be mailed to the address of record unless otherwise instructed.

  - BY ELECTRONIC FUNDS TRANSFER: Your proceeds will be directly deposited into your bank account.

To change your dividend and/or distribution options, call IMSC at 800.777.6472.

Dividends ordinarily will vary from one class to another. The Funds intend to declare and pay dividends annually. The Funds will distribute net

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

investment income and net realized capital gains, if any, at least once a year. The Funds may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to you as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. Dividends are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares. While the Funds' managers may at times pursue strategies that result in tax efficient outcomes for Fund shareholders, they do not generally manage the Funds to optimize tax efficiencies.

If shares of a Fund are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year.

Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss which will be long term or short term, generally depending upon how long you held your shares.

A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Fund distributions may be subject to state, local and foreign taxes.

You should consult with your tax adviser as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state or local law.

14

[IVY LEAF LOGO]
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Funds' financial performance for the past five years (or less if a Fund has a shorter operating history), and reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) each year on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report to shareholders (which is available upon request).

----------------------------------------------------------------------------------------------------
IVY GROWTH FUND                                                                  for the period
                                                                   for the       April 30, 1998
                                                                  year ended     (commencement)
                                                                 December 31,    to December 31,
----------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                              1999             1998
                                                                ------------------------------------
Net asset value, beginning of period........................        $19.91           $20.36
                                                                ------------------------------------
  Income (loss) from investment operations
  Net investment (loss) income..............................          (.04)             .03
  Net gains or losses on securities (both realized and
    unrealized).............................................          6.33             (.06)
                                                                ------------------------------------
    Total from investment operations........................          6.29             (.03)
                                                                ------------------------------------
  Less distributions
  Dividends from net investment income......................            --              .02
  Distributions from capital gains..........................          4.02              .40
                                                                ------------------------------------
    Total distributions.....................................          4.02              .42
                                                                ------------------------------------
Net asset value, end of period..............................        $22.18           $19.91
                                                                ====================================
Total return (%)............................................         31.78(a)          (.14)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $  438           $  347
Ratio of expenses to average net assets (%).................          1.42             1.18 (c)
Ratio of net investment (loss) income to average net assets
  (%).......................................................          (.17)             .24 (c)
Portfolio turnover rate (%).................................            51               59

(a) Total return does not reflect a sales charge.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized

IVY US BLUE CHIP FUND                                                             for the period
                                                                  for the        November 2, 1998
                                                                 year ended       (commencement)
                                                                December 31,     to December 31,
-------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                             1999               1998
                                                                ---------------------------------
Net asset value, beginning of period........................       $10.74             $10.00
                                                                ---------------------------------
  Income from investment operations
  Net investment income(a)..................................          .02                .01(b)
  Net gains on securities (both realized and unrealized)....         1.69                .73(b)
                                                                ---------------------------------
    Total from investment operations........................         1.71                .74
  Less distributions
                                                                ---------------------------------
  Dividends from net investment income......................          .10                 --
                                                                ---------------------------------
    Total distributions.....................................          .10                 --
                                                                ---------------------------------
Net asset value, end of period..............................       $12.35             $10.74
                                                                =================================
Total return (%)............................................        15.89(c)            7.40(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $  920             $  537
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         1.10               1.08(e)
  Without expense reimbursement (%).........................         3.13               5.99(e)
Ratio of net investment income to average net assets
  (%)(a)....................................................          .24                .37(e)
Portfolio turnover rate (%).................................           80                  3

     Net investment income is net of expenses reimbursed by
(a)  Manager.
(b)  Based on average shares outstanding.
(c)  Total return does not reflect a sales charge.
     Total return represents aggregate total return and does not
(d)  reflect a sales charge.
(e)  Annualized

16

[IVY LEAF LOGO]

IVY US EMERGING GROWTH FUND                                                       for the period
                                                                  for the        February 18, 1998
                                                                 year ended       (commencement)
                                                                December 31,      to December 31,
---------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                             1999               1998
                                                                -----------------------------------
Net asset value, beginning of period........................       $32.79             $28.82
                                                                -----------------------------------
  Income from investment operations
  Net investment loss.......................................         (.44)              (.23)(a)
  Net gains on securities (both realized and unrealized)....        20.85               4.20(a)
                                                                -----------------------------------
    Total from investment operations........................        20.41               3.97
                                                                -----------------------------------
  Less distributions
  Distributions from capital gains..........................         5.63                 --
                                                                -----------------------------------
    Total distributions.....................................         5.63                 --
                                                                -----------------------------------
Net asset value, end of period..............................       $47.57             $32.79
                                                                ===================================
Total return (%)............................................        62.85(b)           13.78(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $1,432             $  740
Ratio of expenses to average net assets(%)..................         1.46               1.22(d)
Ratio of net investment loss to average net assets (%)......        (1.30)             (1.00)(d)
Portfolio turnover rate (%).................................          107                 67

(a)  Based on average shares outstanding.
(b)  Total return does not reflect a sales charge.
     Total return represents aggregate total return and does not
(c)  reflect a sales charge.
(d)  Annualized

                                                     Account
                                                     Application

                                                     FUND USE ONLY
                                                     ___________________
                                                     Account Number

                                                     ___________________
                                                     Dealer/Branch/Rep

                                                     ___________________
                                                     Account Type/Soc Cd
[IVY FUNDS LOGO]

       Please mail applications and checks to:
                                                   USE FOR ADVISOR
       Ivy Mackenzie Services Corp.,                    CLASS ONLY
       P.O. Box 3022, Boca Raton, Florida 33431-0922

       This application should not be used for retirement accounts for which Ivy Fund (IBT) is custodian.

  1    REGISTRATION

       Name ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
       Address__________________________________________________________________
       City _________________________________________ State _______ Zip ________
       Phone # (day) (___)_________________  Phone # (evening) (__)_____________

       __ Individual          __ UGMA/UTMA              __ Sole proprietor
       __ Joint tenant        __ Corporation            __ Trust
       __ Estate              __ Partnership            __ Other

       Date of trust ________________  Minor's state of residence ______________

  2    TAX I.D.

       Citizenship:    __ U.S.     __ Other (please specify): __________________

       Social security # _____-____-_______ or Tax identification # ____________

       Under penalties of perjury, I certify by signing in Section 8 that: (1) the number shown in this section is my correct taxpayer identification number (TIN), and (2) I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) Please see the "Dividends, distributions and taxes" section of the Prospectus for additional information on completing this section.


  3    DEALER INFORMATION


       The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of Accumulation.

       Dealer name _____________________________________________________________
       Branch office address ___________________________________________________
       City ______________________________  State _______________  Zip _________
       Representative's name ___________________________________________________
       Representative's # _________________ Representative's phone #____________ Authorized signature of dealer __________________________________________

  4    INVESTMENTS

       A. Enclosed is my check ($10,000 minimum) for $__________ made payable to the appropriate fund. Please invest it in Advisor Class Shares of the following fund(s):

       $ _______________ Ivy Growth Fund                 $ _______________ Ivy US Emerging Growth Fund
       $ _______________ Ivy US Blue Chip Fund

       B. FOR DEALER USE ONLY

       Confirmed trade orders: _____________     ________________   ____________
                               Confirm Number    Number of Shares    Trade Date

5     DISTRIBUTION OPTIONS

      I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.

      A. ___ Reinvest all dividends and capital gains into additional shares of a different Ivy fund account.

             Fund name: ______________________________________________________
             Account #: ______________________________________________________

      B. ___ Pay all dividends in cash and reinvest capital gains into additional shares in this account or a different Ivy fund account.

             Fund name: ____________________
             Account #: ____________________
      C. ___ Pay all dividends and capital gains in cash.

      I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, BE SENT
            TO: _____ the address listed in the registration
                _____ the special payee listed in Section 7A (by mail)
                _____ the special payee listed in Section 7B (by EFT)

6     OPTIONAL SPECIAL FEATURES

      A. AUTOMATIC INVESTMENT METHOD (AIM)

      ___ I wish to have my bank account listed in section 7B automatically debited via EFT on a predetermined frequency and invested into my Ivy Fund account listed below.

        1. Withdraw $_____ for each time period indicated below and invest my bank proceeds in Advisor Class shares of the following Ivy fund:

           Fund name: ________________________________________________________
           Account #: ________________________________________________________

        2. Debit my bank account:
           ___ Annually (on the ___ day of the month of
               _______________).
           ___ Semiannually (on the ___ day of the months of
               __________ and __________).
           ___ Quarterly (on the ___ day of the first/second/third
               month of each calendar quarter).      (CIRCLE ONE)
           ___ Monthly*___ once per month on the ___ day
                       ___ twice per month on the _____ days
                       ___ 3 times per month on the _____ days
                       ___ 4 times per month on the _____ days

      B. SYSTEMATIC WITHDRAWAL PLANS (SWP)**

      ___ I wish to have my Ivy Fund account automatically debited on a predetermined frequency and the proceeds sent to me per my instructions below.

        1. Withdraw ($250 minimum) $_____ for each time period indicated below from the following Ivy Fund account:

           Fund name: ________________________________________________________
           Account #: ________________________________________________________

        2. Withdraw from my Ivy Fund account:
           ___ Annually (on the _____ day of the month of
               __________).
           ___ Semiannually (on the _____ day of the months of
               ____________ and __________).
           ___ Quarterly (on the _____ day of the first/second/third
               month of each calendar quarter.          (CIRCLE ONE)
           ___ Monthly*___ once per month on the ___ day
                       ___ twice per month on the _____ days
                       ___ 3 times per month on the _____ days
                       ___ 4 times per month on the _____ days

        3. I request the withdrawal proceeds be:
           ___ sent to the address listed in the registration
           ___ sent to the special payee listed in section 7A or 7B.
           ___ invested into additional Advisor Class shares of a different Ivy Fund:

           Fund name: ________________________________________________________
           Account #: ________________________________________________________

      Note: A minimum balance of $10,000 is required to establish a SWP.

6     OPTIONAL SPECIAL FEATURES (CONT.)

      C. FEDERAL FUNDS WIRE
         FOR REDEMPTION PROCEEDS**    ___ yes    ___ no

      By checking "yes" immediately above, I authorize IMSC to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B).

      D. TELEPHONE EXCHANGES**    ___ yes    ___ no

      By checking "yes" immediately above, I authorize exchanges by telephone among the Ivy funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

      If neither box is checked, the telephone exchange privilege will be provided automatically.

      E. TELEPHONIC REDEMPTIONS**    ___ yes    ___ no

      By checking "yes" immediately above, the Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

      If neither box is checked, the telephone redemption privilege will be provided automatically.

      * There must be a period of at least seven calendar days between each investment (AIM)/withdrawal (SWP) period.
      ** This option may not be used if shares are issued in certificate form.

7     SPECIAL PAYEE

      A. MAILING ADDRESS: Please send all disbursements to this payee:

      Name of bank or individual _____________________________________________
      Account # (if applicable) ______________________________________________
      Street _________________________________________________________________
      City _____________________________ State ______________Zip _____________

      B. FED WIRE/EFT INFORMATION

      Financial institution __________________________________________________
      ABA # __________________________________________________________________
      Account # ______________________________________________________________
      Street _________________________________________________________________
      City _____________________________ State ______________Zip _____________
                           (PLEASE ATTACH A VOIDED CHECK.)

8     SIGNATURES

      Investors should be aware that the failure to check the "No" under Section 6D or 6E above means that the Telephone Exchange/Redemption Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "How to exchange shares" and "How to redeem shares" in the Prospectus for more information on these privileges.

          I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in
      Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

      __________________________________________  ____________________________
      Signature of Owner, Custodian, Trustee or               Date
      Corporate Officer

      __________________________________________  ____________________________
      Signature of Joint Owner, Co-Trustee or                 Date
      Corporate Officer

                          (Remember to sign Section 8)

                                                   DETACH ON PERFORATION TO MAIL

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     -- QUOTRON SYMBOLS AND CUSIP NUMBERS

----------------------------------------------------------------------------------------
                    FUND                           SYMBOL                CUSIP
----------------------------------------------------------------------------------------
Ivy Growth Fund Advisor Class                      IVYVX               465897254
Ivy US Blue Chip Fund Advisor Class                  *                 465898864
Ivy US Emerging Growth Fund Advisor Class          IVEVX               465897262
----------------------------------------------------------------------------------------

* Symbol not assigned as of this printing

(Ivy Funds Logo)

        -- HOW TO RECEIVE MORE
           INFORMATION ABOUT THE FUNDS

         Additional information about the Funds and their investments is contained in the Funds' Statement of Additional Information dated May 1, 2000, as supplemented on June 30, 2000 (the "SAI"), which is incorporated by reference into this Prospectus, and each Fund's annual and semiannual reports to shareholders. Each Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI and each Fund's annual and semiannual reports are available upon request and without charge from the Distributor at the following address and phone number:

         Ivy Mackenzie Distributors, Inc.
         Via Mizner Financial Plaza
         700 South Federal Highway, Ste. 300
         Boca Raton, FL 33432
         800.456.5111

         Information about the Funds (including the SAI and each Fund's annual and semiannual reports) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for further details). Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.

         Investment Company Act File No. 811-1028
01IUSADV0600

          -- SHAREHOLDER
             INQUIRIES

             Please call
             Ivy Mackenzie
             Services Corp.,
             the Funds' transfer agent,
             regarding any other
             inquiries about the Funds
             at 800.777.6472,
             e-mail us at
             acctinfo@ivyfunds.com
             or visit our web site at
             www.ivyfunds.com.



                                 IVY GROWTH FUND
                              IVY US BLUE CHIP FUND
                           IVY US EMERGING GROWTH FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2000
                       (as supplemented on June 30, 2000)

--------------------------------------------------------------------------------
         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen portfolios, each of which (except for Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Ivy Growth Fund and Ivy US Emerging Growth Fund, and to the Class A, B, C and I shares of Ivy US Blue Chip Fund (each a "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated May 1, 2000, as supplemented on June 30, 2000 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds also offer Advisor Class Shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

         Each Fund's Annual Report to shareholders dated December 31, 1999 (each, an "Annual Report") is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Distributor.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS

GENERAL INFORMATION...............................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS................1
         IVY GROWTH FUND..........................................1
         IVY US BLUE CHIP FUND....................................4
         IVY US EMERGING GROWTH FUND..............................8
RISK CONSIDERATIONS..............................................11
         EQUITY SECURITIES.......................................11
         CONVERTIBLE SECURITIES..................................11
         SMALL COMPANIES.........................................12
         INITIAL PUBLIC OFFERINGS................................12
         ADJUSTABLE RATE PREFERRED STOCKS........................12
         DEBT SECURITIES.........................................13
         ILLIQUID SECURITIES.....................................16
         FOREIGN SECURITIES......................................17
         EMERGING MARKETS........................................18
         FOREIGN CURRENCIES......................................19
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS..................20
         REPURCHASE AGREEMENTS...................................21
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS.......21
         COMMERCIAL PAPER........................................21
         BORROWING...............................................22
         WARRANTS................................................22
         REAL ESTATE INVESTMENT TRUSTS (REITS)...................22
         OPTIONS TRANSACTIONS....................................22
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS......26
         SECURITIES INDEX FUTURES CONTRACTS......................28
         COMBINED TRANSACTIONS...................................30
PORTFOLIO TURNOVER...............................................30
TRUSTEES AND OFFICERS............................................31
PRINCIPAL HOLDERS OF SECURITIES..................................36
         CLASS A.................................................36
         CLASS B.................................................38
         CLASS C.................................................39
         CLASS I.................................................41
         ADVISOR CLASS...........................................41
INVESTMENT ADVISORY AND OTHER SERVICES...........................44
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES....44
         DISTRIBUTION SERVICES...................................46
         RULE 12b-1 DISTRIBUTION PLANS...........................47
         CUSTODIAN...............................................52
         FUND ACCOUNTING SERVICES................................52
         TRANSFER AGENT AND DIVIDEND PAYING AGENT................52
         ADMINISTRATOR...........................................53
         AUDITORS................................................53
BROKERAGE ALLOCATION.............................................53
CAPITALIZATION AND VOTING RIGHTS.................................55
SPECIAL RIGHTS AND PRIVILEGES....................................56
         AUTOMATIC INVESTMENT METHOD.............................57
         EXCHANGE OF SHARES......................................57
         LETTER OF INTENT........................................60
         RETIREMENT PLANS........................................60
         REINVESTMENT PRIVILEGE..................................64
         RIGHTS OF ACCUMULATION..................................64
         SYSTEMATIC WITHDRAWAL PLAN..............................65
         GROUP SYSTEMATIC INVESTMENT PROGRAM.....................65
REDEMPTIONS......................................................67
CONVERSION OF CLASS B SHARES.....................................68
NET ASSET VALUE..................................................68
TAXATION.........................................................70
         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS.71 CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES..72
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES......72
         DEBT SECURITIES ACQUIRED AT A DISCOUNT..................73
         DISTRIBUTIONS...........................................73
         DISPOSITION OF SHARES...................................74
         FOREIGN WITHHOLDING TAXES...............................75
         BACKUP WITHHOLDING......................................75
PERFORMANCE INFORMATION..........................................75
FINANCIAL STATEMENTS.............................................84
APPENDIX A.......................................................85

                               GENERAL INFORMATION

         Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations (Class A shares) on March 1, 1984. The inception dates for Ivy Growth Fund's Class B and Class C shares were October 22, 1993 and April 30, 1996, respectively. Ivy US Blue Chip Fund commenced operations (Class A, B and C shares) on November 2, 1998. Ivy US Emerging Growth Fund commenced operations (Class A shares) on March 3, 1993. The inception dates for Ivy US Emerging Growth Fund's Class B and Class C shares were October 22, 1993 and April 30, 1996, respectively.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

               INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY GROWTH FUND

         Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of domestic corporations with low price-earnings ratios and rising earnings. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half is invested in equity securities of small and medium-sized U.S. companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

         Ivy Growth Fund may invest up to 5% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts.

         Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iii)     invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(vii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(viii)    purchase securities on margin;

(ix)      sell securities short;

(x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stocks of companies determined by IMI to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment.

         Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

         When circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs").

         The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. The Fund may purchase interest rate and other financial futures contracts and related options. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  of  the  purpose  of   exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid;

(viii) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition or assets, and except that the Fund may (i) invest in securities of other investment companies subject to the restrictions set forth in
          Section 12(d)(1) of the 1940 Act and (ii) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and (g) of Section 12(d)(1) of the 1940 Act;

(ix) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii)     borrow  amounts  in excess of 10% of its  total  assets,  taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it, or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings.

         Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs. Despite fundamental investment restriction (vi) above, the Fund may invest in interest rate and other financial futures contracts and related options.

IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of small- and medium-sized companies, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading.

         Ivy US Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

         Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(viii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered;

(ix)      purchase securities on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

         The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

                               RISK CONSIDERATIONS

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

ADJUSTABLE RATE PREFERRED STOCKS

         Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

ILLIQUID SECURITIES

         Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which Ivy Growth Fund and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American
Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

EMERGING MARKETS

         Ivy Growth Fund and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because Ivy Growth Fund and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Ivy Growth Fund and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Ivy Growth Fund and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Ivy Growth Fund and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITS)

         A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Growth Fund or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

         Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

         Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When a Fund writes a call or put option on a stock index, the option is "covered," in the case of a call, or "secured," in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

COMBINED TRANSACTIONS

         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER

         Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. Ivy U.S. Blue Chip Fund's portfolio turnover rate was significantly higher in 1999 than it was in 1998 because of the late date of its inception in 1998.

                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

-------------------------------------- ----------------------------- ------------------------------------------------
NAME, ADDRESS, AGE                      POSITION WITH THE TRUST       BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS

-------------------------------------- ----------------------------- -------------------------------------------------
John S. Anderegg, Jr.                            Trustee             Chairman, Dynamics Research Corp. (instruments
60 Frontage Road                                                     and controls); Director, Burr-Brown Corp.
Andover, MA 01810                                                    (operational amplifiers); Director, Mass. High
Age:  76                                                             Tech. Council; Trustee of Mackenzie Series
                                                                     Trust (1992-1998).

James W. Broadfoot*                       President and Trustee      President, Ivy Management, Inc. (1997 -
700 South Federal Highway                                            present); Executive Vice President, Ivy
Suite 300                                                            Management, Inc. (1996-1997); Senior Vice
Boca Raton, FL  33432                                                President, Ivy Management, Inc. (1992-1996);
Age:  57                                                             Director and Senior Vice President, Mackenzie
                                                                     Investment Management Inc. (1995-present);
                                                                     Senior Vice President, Mackenzie Investment
                                                                     Management Inc. (1990-1995); President and
                                                                     Trustee, Mackenzie Solutions (1999-2000).

Paul H. Broyhill                                 Trustee             Chairman, BMC Fund, Inc. (1983-present);
800 Hickory Blvd.                                                    Chairman, Broyhill Family Foundation, Inc.
Golfview Park-Box 500                                                (1983-present); Chairman, Broyhill Investments,
Lenoir, NC 28645                                                     Inc. (1997-present); Chairman and President,
Age:  76                                                             Broyhill Investments, Inc. (1983-1997);
                                                                     Chairman, Broyhill Timber Resources (1983-present);
                                                                     Management of a personal portfolio of
                                                                     fixed-income and  equity instruments
                                                                     (1983-present); Trustee  of Mackenzie
                                                                     Series Trust (1988-1998); Director of
                                                                     The Mackenzie Funds  Inc. (1988-1995).

Keith J. Carlson*                          Chairman and Trustee      President, Chief Executive Officer and
700 South Federal Hwy.                                               Director, Mackenzie Investment Management Inc.
Suite 300                                                            (1999-present); Executive Vice President and
Boca Raton, FL  33432                                                Chief Operating Officer, Mackenzie Investment
Age:  43                                                             Management Inc. (1997-1999); Senior Vice
                                                                     President, Mackenzie Investment Management Inc.
                                                                     (1996-1997); Senior Vice President and
                                                                     Director, Mackenzie Investment Management Inc.
                                                                     (1994-1996); Chairman, Senior Vice President
                                                                     and Director, Ivy Management, Inc.
                                                                     (1994-present); Vice President, The Mackenzie
                                                                     Funds Inc. (1987-1995); Director, Ivy Mackenzie
                                                                     Services Corp. (1993-present); Senior Vice
                                                                     President and Director, Ivy Mackenzie Services
                                                                     Corp. (1996-1997); President and Director, Ivy
                                                                     Mackenzie Services Corp. (1993-1996); Trustee
                                                                     and President, Mackenzie Series Trust
                                                                     (1996-1998); Vice President, Mackenzie Series
                                                                     Trust (1994-1996); President, Chief Executive
                                                                     Officer and Director, Ivy Mackenzie
                                                                     Distributors, Inc. (1994-present); Chairman,
                                                                     Trustee and Principal Executive Officer,
                                                                     Mackenzie Solutions (1999-2000); President and
                                                                     Trustee, Mackenzie Solutions (1999).

Stanley Channick                                 Trustee             President and Chief Executive Officer, The
11 Bala Avenue                                                       Whitestone Corporation (insurance agency);
Bala Cynwyd, PA  19004                                               Chairman, Scott Management Company
Age:  76                                                             (administrative services for insurance
                                                                     companies); President, The Channick Group
                                                                     (consultants to insurance companies and
                                                                     national trade associations); Trustee,
                                                                     Mackenzie Series Trust (1994-1998); Director,
                                                                     The Mackenzie Funds Inc. (1994-1995).

Roy J. Glauber                                   Trustee             Mallinckrodt Professor of Physics, Harvard
Lyman Laboratory of Physics                                          University (1974-present); Trustee, Mackenzie
Harvard University                                                   Series Trust (1994-1998).
Cambridge, MA  02138
Age:  74

Dianne Lister                                    Trustee             President and Chief Executive Officer, The
556 University Avenue                                                Hospital for Sick Children Foundation
Toronto, Ontario Canada                                              (1993-present).
L4J 2T4
Age:  47

Joseph G. Rosenthal                              Trustee             Chartered Accountant (1958-present); Trustee,
100 Jardine Drive                                                    Mackenzie Series Trust (1985-1998); Director,
Unit #12                                                             The Mackenzie Funds Inc. (1987-1995).
Concord, Ontario Canada
L4K 2T7
Age:  65

Richard N. Silverman                             Trustee             Honorary Trustee, Newton-Wellesley Hospital;
18 Bonnybrook Road                                                   Overseer, Beth Israel Hospital; Trustee, Boston
Waban, MA  02168                                                     Ballet; Overseer, Boston Children's Museum;
Age:  76                                                             Trustee, Ralph Lowell Society WGBH; Trustee,
                                                                     Newton Wellesley Charitable Foundation.

J. Brendan Swan                                  Trustee             Chairman and Chief Executive Officer, Airspray
4701 North Federal Hwy.                                              International, Inc.; Joint Managing Director,
Suite 465                                                            Airspray N.V (an environmentally sensitive
Pompano Beach, FL  33064                                             packaging company); Director, Polyglass LTD.;
Age:  70                                                             Director, Park Towers International; Director,
                                                                     The Mackenzie Funds Inc. (1992-1995); Trustee,
                                                                     Mackenzie Series Trust (1992-1998).

Edward M. Tighe                                  Trustee             Chief Executive Officer, CITCO Technology
P.O. Box 2160                                                        Management, inc. ("CITCO") (computer software
Ft. Lauderdale, FL  33303                                            development and consulting) (1999-2000);
Age:  57                                                             President and Director, Global Technology
                                                                     Management, Inc. (CITCO's predecessor)
                                                                     (1992-1998); Managing Director, Global Mutual
                                                                     Fund Services, Ltd. (financial services firm);
                                                                     President, Director and Chief Executive
                                                                     Officer, Global Mutual Fund Services, Inc.
                                                                     (1994-present).

C. William Ferris                      Secretary/Treasurer           Senior Vice President, Secretary/Treasurer and
700 South Federal Hwy.                                               Compliance Officer, Mackenzie Investment
Suite 300                                                            Management Inc. (2000-present); Senior Vice
Boca Raton, FL  33432                                                President, Chief Financial Officer
Age:  55                                                             Secretary/Treasurer and Compliance Officer,
                                                                     Mackenzie Investment Management Inc.
                                                                     (1995-2000); Senior Vice President,
                                                                     Secretary/Treasurer, Compliance Officer and
                                                                     Clerk, Ivy Management, Inc. (1994-present);
                                                                     Senior Vice President, Secretary/Treasurer and
                                                                     Director, Ivy Mackenzie Distributors, Inc.
                                                                     (1994-present); Director, President and Chief
                                                                     Executive Officer, Ivy Mackenzie Services Corp.
                                                                     (1997-present); President and Director, Ivy
                                                                     Mackenzie Services Corp. (1996-1997);
                                                                     Secretary/Treasurer and Director, Ivy Mackenzie
                                                                     Services Corp. (1993-1996);
                                                                     Secretary/Treasurer, The Mackenzie Funds Inc.
                                                                     (1993-1995); Secretary/Treasurer, Mackenzie
                                                                     Series Trust (1994-1998); Secretary/Treasurer,
                                                                     Mackenzie Solutions (1999-2000).

*Deemed to be an "interested person" (as defined under the 1940 Act)of the Trust.

                               COMPENSATION TABLE

                                    IVY FUND

                       (FISCAL YEAR ENDED DECEMBER 31, 1999)

--------------------------- -------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSA-TION
                                 AGGREGATE       PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSA-TION FROM    BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
      NAME, POSITION               TRUST         PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
--------------------------- -------------------- ----------------------- ---------------------- ----------------------
    John S. Anderegg,             $21,500                 N/A                     N/A                  $21,500
       Jr.(Trustee)

         James W.                   $0                    N/A                     N/A                    $0
  Broadfoot(Trustee and
        President)

Paul H. Broyhill(Trustee)         $20,500                 N/A                     N/A                  $20,500

Keith J. Carlson (Trustee           $0                    N/A                     N/A                    $0
      and Chairman)

Stanley Channick(Trustee)         $21,500                 N/A                     N/A                  $21,500

 Roy J. Glauber(Trustee)          $21,500                 N/A                     N/A                  $21,500

  Dianne Lister(Trustee)            $0                    N/A                     N/A                    $0

        Joseph G.                 $21,500                 N/A                     N/A                  $21,500
    Rosenthal(Trustee)

        Richard N.                $21,500                 N/A                     N/A                  $21,500
    Silverman(Trustee)

 J. Brendan Swan(Trustee)         $21,500                 N/A                     N/A                  $21,500

     Edward M. Tighe              $1,000                  N/A                     N/A                  $1,000
        (Trustee)

        C. William                  $0                    N/A                     N/A                    $0
    Ferris(Secretary/
        Treasurer)

*The Fund complex consists of Ivy Fund.

         As of April 6, 2000, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the eighteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.02% and 1.25% of Ivy European Opportunities Fund and Ivy Global Science & Technology Fund Class A shares, respectively, and 1.13%, 5.98%, 2.05% and 3.00% of Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics"), which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of IMI, IMDI and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                         PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust as of April 6, 2000, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

          Ivy Asia Pacific Fund, Northern Trust Custodian FBO W. Hall Wendel Jr., P.O. Box 92956 Chicago, IL 60675, owned of record 127,877.238 shares (34.67%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL Jacksonville, FL 32246, owned of record 57,697.052 shares (15.64%);

          Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 991,944.251 shares (13.33%);

          Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 88,810.181 shares (7.43%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 733,792.800 shares (25.95%);

          Ivy Global Natural Resources Fund, Carn & Co. 02087502 Riggs Bank TTEE FBO Yazaki Employee Savings and Retirement PL, Attn: Star Group, P.O. Box 96211 Washington, DC 20090-6211 owned of record 60,160.879 shares (9.99%);

          Ivy  International  Fund,  Charles Schwab & Co. Inc. Reinvest Account,
Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,648,661.843 shares (30.25%) and Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,025,817.607 (21.07%);

          Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 901,733.310 shares (32.27%);

          Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998 owned of record 19,811.507 shares (16.64%), Mackenzie Investment Management Inc., Attn:
Bev Yanowitch, Via Mizner Financial Plaza, 700 South Federal Highway, Ste. 300, Boca Raton, FL 33432 owned of record 10,312.921 shares (8.66%,) Parker Hunter Inc. FBO Keshava Reddy MD Inc. Defined Benefit Pension Trust U/A DTD 2/1/80, 404 Wellington Ct., Venice, FL 34292-3157 owned of record 6,566.130 shares (5.51%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 6,048.887 shares (5.08%);

          Ivy International Strategic Bond Fund, IBT Cust Money Purch PL FBO Frederic Neuburger, 25 Hanley Road, Liverpool, NY 13090, owned of record 877.125 shares (53.63%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 758.136 shares (46.35%);

          Ivy Money Market Fund, Donald Annino TTEE Pediatrician Inc. Target Benefit Pension Plan U/A DTD 10/31/87, 61 Oxford St., Winchester, MA 01890, owned of record 784,722.350 shares (5.36%);

          Ivy US Emerging  Growth Fund, F & Co. Inc. CUST FBO 401 K Plan,  Attn:
Russ Pollack ADM, 125 Broad Street, New York, NY 10004-2400, owned of record 115,590.121 shares (5.28%);

          Ivy Developing Markets Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (13.93%);

     Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 65,806.720 shares (7.10%), Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 50,772.902 shares (5.48%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 49,811.577 shares (5.37%);

CLASS B

Of the outstanding Class B shares of:

          Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 195,131.631 shares (41.83%);

          Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 1,408,235.680 shares (48.74%);

          Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 130,194.917 (17.21%);

          Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 226,089.602 shares (25.66%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 590,841.655 shares (29.21%);

          Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 58,255.711 shares (11.14%);

     Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 92,422.394 shares (33.65%);

     Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 144,773.250 shares (16.14%);

          Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 39,872.586 shares (9.24%);

          Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,908,729.144 shares (46.00%);

          Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,765,693.148 shares (60.44%);

          Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 33,931.288 shares (20.64%) and Parker Hunter Incorporated FBO Martha K Reddy Trustee U/A DTD 5/2/94 Martha K Reddy 1994 Living Trust Venice, FL 34292-3157, owned of record 10,022 shares (6.09 %);

          Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 104,923.409 shares (14.26%);

          Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 403,099.962 shares (22.91%).

CLASS C

Of the outstanding Class C shares of:

          Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 32,150.765 shares (9.45%) and Robert
M. Ahnert & Margaret A. Ahnert JT TWROS, 624 Flamingo Dr., Ft. Lauderdale, FL 33301, owned of record 17,623.011 shares (5.18%);

          Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 214,807.102 shares (55.38%);

          Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL ,Jacksonville, FL, owned of record 31,891.102 shares (38.76%);

          Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 74,441.265 shares (19.93%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 1,269,062.340 shares (45.54%);

         Ivy Global Fund, IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 3,312.662 shares (21.26%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,953.344 shares (18.96%), Salomon Smith Barney Inc., 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,148.182 shares (7.37%), Smith Barney Inc. 00112701249, 388 Greenwich Street, New York, NY owned of record 1,104.870 shares (7.09%), and Smith Barney Inc. 00107866133, 388 Greenwich
Street, New York, NY owned of record 952.492 shares (6.11%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 10,794.738 shares (35.64%), Salomon Smith Barney Inc. 00129805698, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 3,425.540 shares (11.30%), George I Kocerka & Mary L Kocerka TTEE U/A DTD Feb 11 1993, George I and Mary L Kocerka TR, 3391 Pinnacle CT., S. Palm Harbor, FL 34684-1771, owned of record 2,927.400 shares (9.66%), Alma R Buncsak TTEE of the Alma R Buncsak Rev Trust U/A/D 11-27-95, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 2,034.101 shares (6.71%) and Raymond James & Assoc. Inc. CSDN David C Johnson M/P, 1113 45th Ave NE, Saint Petersburg, FL 33703-5247, owned of record 1,748.252 shares (5.77%);

          Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 41,373.201 shares (10.50%);

         Ivy Growth Fund, IBT CUST IRA FBO Joseph L Wright ,32211 Pierce Street, Garden City, MI 48135, owned of record 4,651.187 shares (14.03%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 3,905.716 shares (11.78%), UMB Bank CUST IRA FBO Peter L Bognar, 17 Cordes Drive, Tonawanda, NY 14221, owned of record 3,729.271 shares (11.24%), May Ann Ash & Robert R Ash JT TEN 1119 Rundle St. Scranton, PA 18504, owned of record 2,642.230 shares (7.97%), and UMB CUST IRA FBO Ronald Wise, 45 Fordham, Buffalo, NY 14216, owned of record 2,041.275 shares (6.15%);

          Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,653,544.169 shares (61.44%);

          Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,298,844.349 shares (66.03%);

          Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 69,403.361 shares (71.10%);

         Ivy Money Market Fund, IBT CUST R/O IRA FBO Virginia M Hambleton, 619 Winther Blvd. Nampa, ID 83651, owned of record 109,449.820 shares (12.67%), Painewebber For The Benefit of Bruce Blank, 36 Ridge Brook Lane Stamford, CT 06903, owned of record 108,553.810 shares (12.57%), IBT CUST R/O IRA FBO Kathryn Batko, 1823 S 139th St., Omaha, NE 68144, owned of record 82,615.230 shares (9.56%), Bear Stearns Securities Corp. FBO 486-89241-11, 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 82,615.230 shares (9.56%), Mary K Aistrope & Mary Sue Jenkins JT TEN, 1635 N. 106th Street, Omaha, NE 68114, owned of record 50,174.460 shares (5.80%), and Bear Stearns Securities Corp FBO 486-05954-14 1 Metrotech Center North Brooklyn, NY 11201-3859, owned of record 48,853.000 shares (5.65%);

          Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 11,952.636 shares (6.54%) and Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 10,199.831 shares (5.58%);

          Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 95,681.085 shares (28.55%);

CLASS I

Of the outstanding Class I shares of:

          Ivy European Opportunities Fund, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 615.012 shares (100%);

          Ivy  International  Fund,  Charles Schwab & Co. Inc. Reinvest Account,
Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 389,576.275 shares (13.74%), State Street Bank TTEE FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 327,350.589 shares (11.54%), Lynspen and Company For Reinvestment, P.O. Box
83084,  Birmingham,  AL  35283,  owned of  record  252,973.459  shares  (8.92%),
Harleysville Mutual Ins. Co/Equity, 355 Maple Ave., Harleysville, PA 19438, owned of record 191,304.895 shares (6.74%), Northern Trust Co. TTEE of The Great Lakes Chemical RTMT Trust A/C # 22-37152, P.O. Box 92956, 801 S. Canal St. C1S, Chicago, IL 60675-2956, owned of record 181,365.292 shares (5.98%), S. Mark Taper Foundation, 12011 San Vincente Blvd., Ste 400, Los Angeles, CA 90049, owned of record 169,779.308 shares (5.98%), and Vanguard Fiduciary Trust Company FBO Investment & Employee Stock Ownership Plan of Avista Corp. # 92094, P.O. Box 2600, VM 613, Attn: Outside Funds, Valley Forge, PA 19482, owned of record 154,798.565 shares (5.45%);

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

          Ivy Asia Pacific Fund, Brown Brothers Harriman & Co. CUST, International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 19,521.431 shares (73.06%), Brown Brothers Harriman & Co. CUST International Solutions V- Aggressive Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 5,387.835 shares (20.17%), Brown Brothers Harriman & Co. CUST International Solutions II - Balanced Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 1,602.659 shares (6.00%);

         Ivy Bond Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 8,890.147 shares (26.19%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 6,564.613 shares (19.34%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 5,383.304 shares (15.85%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 2,366.810 shares (6.97%);

          Ivy China Region Fund, Brown Brothers Harriman & Co. CUST International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St., Boston, MA 02109, owned of record 32,622.646 shares (61.95%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,740.980 shares (18.49%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 5,243.316 shares (9.95%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 3,240.952 shares (6.15%);

         Ivy Developing Markets Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 29,259.893 shares (56.59%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 15,597.547 shares (30.16%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 5,809.684 shares (11.23%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 857,967.359 shares (77.29%) and Pyramid I Limited Partnership C/O Roland Manarin, 11650 Dodge Rd., Omaha, NE 68154, owned of record 55,972.256 shares (5.04%);

          Ivy Global Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 12,646.539 shares (100%);

          Ivy Global Natural Resources Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 1,943.284 shares (66.05%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 822.637 shares (27.96%), and Edward M. Tighe, P.O. Box 2160, Ft. Lauderdale, FL 33303, owned of record 175.788 shares (5.97%);

     Ivy Global Science & Technology Fund, Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,345.624 shares (19.60%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,061.784 shares (6.22%), and Michele C. Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 1,061.586 shares (6.21%);

          Ivy Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,148.030 shares (99.41%);

          Ivy International Fund II, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 35,889.863 shares (24.70%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 26,271.557 shares (18.08%) and Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 23,078.909 shares (15.88%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 16,327.134 shares (37.27%), Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 14,667.380 shares (33.48%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,262.050 shares (21.14%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 2,403.696 shares (5.48%);

          Ivy International Strategic Bond Fund, Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 106,161.036 shares (73.22%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 24,135.915 shares (16.64), Brown Brothers Harriman & Co. CUST International Solutions I - Conservative Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 7,998.962 shares (5.51%);

          Ivy US Blue Chip Fund, Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%);

          Ivy US Emerging Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 27,214.448 shares (63.24%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,850.972 shares (20.57%), Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700
S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery St., San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

         IMI provides business management and investment advisory services to the Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI also currently acts as manager and investment adviser to the other series of Ivy Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

         The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

         Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

         Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets, reduced to 0.75% on its average net assets in excess of $350 million.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth Fund paid IMI fees of $2,794,304, $2,722,314 and $2,731,358, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $113,237, respectively.

         Ivy US Blue Chip Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

         During the fiscal years ended December 31, 1998 and 1999, Ivy US Blue Chip Fund paid IMI fees of $1,687 and $78,946, respectively. During the fiscal year ended December 31, 1998 and 1999, IMI reimbursed Fund expenses in the amount of $11,052 and $213,586, respectively.

         Ivy US Emerging Growth Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of the Fund's average net assets.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy US Emerging Growth Fund paid IMI fees of $973,756, $985,816 and $1,070,591, respectively.

         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;
(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

         IMI currently limits the total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) of Ivy US Blue Chip Fund to an annual rate of 1.34% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.

         The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) with respect to any Fund is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

         The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concessions as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         During the fiscal years ended December 31, 1997, 1998, and 1999, IMDI received from sales of Class A shares of Ivy Growth Fund $105,281, $71,547, and $67,547, respectively, in sales commissions, of which $16,522, $10,859, and $10,389 was retained after dealer allowance. During the fiscal year ended
December 31, 1999, IMDI received $7,985 in CDSCs on redemptions of Class B shares of Ivy Growth Fund. During the fiscal year ended December 31, 1999, IMDI received $1,004 in CDSCs on redemptions of Class C shares of Ivy Growth Fund.

         During the fiscal years ended December 31, 1998, and 1999, IMDI received from sales of Class A shares of Ivy US Blue Chip Fund $12,738 and
$69,514, respectively, in sales commissions, of which $1,940 and $8,790, respectively, was retained after dealer allowance. During the fiscal year ended December 31, 1999, IMDI received $26 in CDSCs on redemptions of Class B shares of Ivy US Blue Chip Fund. During the fiscal year ended December 31, 1999, IMDI received $2,004 in CDSCs on redemptions of Class C shares of Ivy US Blue Chip Fund.

         During the fiscal years ended December 31, 1997, 1998, and 1999, IMDI received from sales of Class A shares of Ivy US Emerging Growth Fund $350,718, $102,664, and $167,177, respectively, in sales commissions, of which $46,744, $14,318, and $23,611, respectively, was retained after dealer allowance. During the fiscal year ended December 31, 1999, IMDI received $36,337 in CDSCs on redemptions of Class B shares of Ivy US Emerging Growth Fund. During the fiscal year ended December 31, 1999, IMDI received $9,258 in CDSCs on redemptions of Class C shares of Ivy US Emerging Growth Fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

         RULE 18f-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

RULE 12b-1 DISTRIBUTION PLANS.

         The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee is a reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee is paid to IMDI as compensation and is not dependent on IMDI's expenses incurred. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by any Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisers, financial institutions and other entities for services rendered in the distribution of a Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

         The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)     in connection  with a Complete  Termination (as defined in the Class B
          Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

         During the fiscal year ended December 31, 1999, Ivy Growth Fund paid IMDI $170,946 pursuant to its Class A plan. During the fiscal year ended December 31, 1999, Ivy Growth Fund paid IMDI $61,058 pursuant to its Class B plan. During the fiscal year ended December 31, 1999, Ivy Growth Fund paid IMDI $2,812 pursuant to its Class C plan.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Ivy Growth Fund: advertising $0; printing and mailing of prospectuses to persons other than current shareholders, $55,887; compensation to underwriters $0; compensation to dealers, $145,049; compensation to sales personnel $1,157,581; interest, carrying or other financing charges $0; seminars and meetings, $36,262; travel and entertainment, $115,690; general and administrative, $699,514; telephone, $35,680; and occupancy and equipment rental, $91,829.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Ivy Growth Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $1,070; compensation to underwriters $0; compensation to dealers, $11,550; compensation to sales personnel, $22,979; interest, carrying or other financing charges $0; seminars and meetings, $2,887; travel and entertainment, $2,305; general and administrative, $13,741; telephone, $707; and occupancy and equipment rental $1,801.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Ivy Growth Fund: advertising, $1; printing and mailing of prospectuses to persons other than current shareholders, $50; compensation to underwriters $0; compensation to dealers, $851; compensation to sales personnel, $1,102; interest, carrying or other financing charges $0; seminars and meetings, $212; travel and entertainment, $109; general administrative, $658; telephone, $33; and occupancy and equipment rental, $86.

         During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid IMDI $5,576 pursuant to its Class A plan. During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid IMDI $57,173 pursuant to its Class B plan. During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid IMDI $18,084 pursuant to its Class C plan.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Ivy US Blue Chip Fund: advertising $51; printing and mailing of prospectuses to persons other than current shareholders, $0; compensation to underwriters $0; compensation to dealers, $1,299; compensation to sales personnel $8,206; interest, carrying or other financing charges $0; seminars and meetings, $325; travel and entertainment, $842; general and administrative, $4,766; telephone, $251; and occupancy and equipment rental, $619.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Ivy US Blue Chip Fund: advertising, $205; printing and mailing of prospectuses to persons other than current shareholders, $17,338; compensation of underwriters $0; compensation to dealers, $22,670; compensation to sales personnel, $26,795; interest, carrying or other financing charges $0; seminars and meetings, $5,668; travel and entertainment, $2,649; general and administrative, $15,676; telephone, $814; and occupancy and equipment rental $2,069.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Ivy US Blue Chip Fund:
advertising, $73; printing and mailing of prospectuses to persons other than current shareholders, $4,987; compensation to underwriters $0; compensation to dealers, $5,188; compensation to sales personnel, $8,328; interest, carrying or other financing charges $0; seminars and meetings, $1,298; travel and entertainment, $832; general administrative, $4,840; telephone, $253; and occupancy and equipment rental, $636.

         During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid IMDI $154,097 pursuant to its Class A plan. During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid IMDI $530,238 pursuant to its Class B plan. During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid IMDI $104,332 pursuant to its Class C plan.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Ivy US Emerging Growth Fund: advertising $0; printing and mailing of prospectuses to persons other than current shareholders, $22,608; compensation to underwriters $0; compensation to dealers, $32,323; compensation to sales personnel $237,055; interest, carrying or other financing charges $0; seminars and meetings, $8,081; travel and entertainment, $23,752; general and administrative, $142,608; telephone, $7,300; and occupancy and equipment rental, $18,703.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Ivy US Emerging Growth Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $19,310; compensation to underwriters $0; compensation to dealers, $58,429; compensation to sales personnel, $200,870; interest, carrying or other financing charges $0; seminars and meetings, $14,607; travel and entertainment, $20,086; general and administrative, $120,713; telephone, $6,182; and occupancy and equipment rental $15,846.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Ivy US Emerging Growth Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $3,780; compensation to underwriters $0; compensation to dealers, $21,447; compensation to sales personnel, $39,452; interest, carrying or other financing charges $0; seminars and meetings, $5,362; travel and entertainment, $3,947; general administrative, $23,696; telephone, $1,214; and occupancy and equipment rental, $3,110.

         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant  to a  Custodian  Agreement  with the  Trust,  Brown  Brothers
Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

         During the fiscal year ended December 31, 1999, Ivy Growth Fund paid MIMI $113,237 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid MIMI $29,915 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid MIMI $100,632 under the agreement

TRANSFER AGENT AND DIVIDEND PAYING AGENT

         Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, located at Via Mizner Financial Plaza, Ste. 300, 700 S. Federal Hwy., Boca Raton, Florida, 33432, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.70 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $778,713. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $17,901. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $333,603. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class shares. Ivy US Blue Chip Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $321,469. Such fees for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $10,526. Such fees for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $100,632.

AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, located at 200 E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI may choose broker-dealers that provide IMI with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI views the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

         During the fiscal years ended December 31, 1997 and 1998, Ivy Growth Fund paid brokerage commissions of $683,881 and $907,345, respectively. For the fiscal year ended December 31, 1999, Ivy Growth Fund paid a total of $739,391 in brokerage commissions with respect to portfolio transactions aggregating $395,240,254. Of such amount, $218,593 in brokerage commissions with respect to portfolio transactions aggregating $123,858,312 was placed with broker-dealers who provided research services.

         During the period from commencement of operations (November 2, 1998) through December 31, 1998, Ivy US Blue Chip Fund paid brokerage commissions of $1,806. For the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid a total of $19,700 in brokerage commissions with respect to portfolio transactions aggregating $27,986,875. Of such amount, $15,344 in brokerage commissions with respect to portfolio transactions aggregating $23,627,153 was placed with broker-dealers who provided research services.

         During  the fiscal  years  ended  December  31,  1997 and 1998,  Ivy US
Emerging Growth Fund paid brokerage commissions of $583,738 and $658,613, respectively. For the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid a total of $588,118 in brokerage commissions with respect to portfolio transactions aggregating $266,009,325. Of such amount, $60,490 in brokerage commissions with respect to portfolio transactions aggregating $20,395,447 was placed with broker-dealers who provided research services.

         Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund, and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy Next Wave Internet Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy US Blue Chip Fund and Ivy Next Wave Internet Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund and Ivy Next Wave Internet Fund (the other fifteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

         Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

         On August 19, 1999, Ivy US Emerging Growth Fund and Hudson Capital Appreciation Fund ("Hudson Capital") entered into an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of Hudson Capital would be acquired by Ivy US Emerging Growth Fund in exchange solely for Class A and Class B voting shares of beneficial interest of Ivy US Emerging Growth Fund (the "Reorganization"). In connection with the Reorganization, the parties agreed that no sales charge would be imposed in connection with the issuance of Ivy US Emerging Growth Fund shares to shareholders of Hudson Capital pursuant to the Plan. In addition, the parties agreed that former Class N shareholders of Hudson Capital would be exempt from the initial sales charge on additional purchases of Class A shares of Ivy US Emerging Growth Fund.

         CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A:

         Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund and Ivy Next Wave Internet Fund.

                                    CONTINGENT DEFERRED SALES
                                    CHARGE AS A PERCENTAGE OF
                                    DOLLAR AMOUNT SUBJECT TO CHARGE

YEAR SINCE PURCHASE
First                                             5%
Second                                            4%
Third                                             3%
Fourth                                            3%
Fifth                                             2%
Sixth                                             1%
Seventh and thereafter                            0%

         CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

         CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I). No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000 ($250,000 in the case of Class I).

         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

         Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of any Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund and Ivy Next Wave Internet Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

        Retirement Plan New Account Fee                 no fee
        Retirement Plan Annual Maintenance Fee          $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account.

         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAs: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate   employers  may  also  adopt  the  Custodial  Agreement  and
Retirement   Plan  for  the  benefit  of  their  eligible   employees.   Similar
contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

         Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

REINVESTMENT PRIVILEGE

         Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.

         At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

         A  shareholder  (except  shareholders  with  accounts  in  Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

         Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the

                  Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS

         Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in any Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A  security  listed or traded on a  recognized  stock  exchange  or The
Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         Each  Fund  generally  will be  required  to  distribute  dividends  to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

BACKUP WITHHOLDING

         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where: P    =  a hypothetical initial payment of $1,000 to purchase
                        shares of a specific class

                T    =  the average annual total return of shares of that class

                n    =  the number of years

                ERV  =  the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B and Class C shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

                                                   IVY GROWTH FUND

                                               STANDARDIZED RETURN[*]

                                        CLASS A[1]     CLASS B[2]      CLASS C

Year ended December 31, 1999
                                        24.28%         25.63%          29.43%
Five Years ended December 31, 1999
                                        18.77%         18.85%          N/A
Ten Years ended December 31, 1999
                                        13.05%         N/A             N/A
Inception [#] to year ended December

31, 1999 [5]:                           11.37%         14.80%          15.74%

                                             NON-STANDARDIZED RETURN[**]

                                        CLASS A[3]     CLASS B[4]       CLASS C

Year ended December 31, 1999
                                        31.87%         30.63%            30.43%
Five Years ended December 31, 1999
                                        20.18%         19.05%            N/A
Ten Years ended December 31, 1999
                                        13.72%         N/A               N/A
Inception [#] to year ended December

31, 1999 [5]:                           11.54%         14.80%            15.74%

-------------------------------------------------------------------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date for Class A shares of Ivy Growth Fund was March 1, 1984. The inception dates for Class B and Class C shares of the Fund were October 22, 1993 and April 30, 1996, respectively.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one, five and ten year periods ended December 31, 1999 would have been 11.37%, 24.28%, 18,.77%, and 13.02%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 14,77%, 25.63%, and 18.85%, respectively. (Since the inception date for Class B shares was October 22, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1999.)

         [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one, five and ten year periods ended December 31, 1999 would have been 11.54%, 31.87%, 20.18%, and 13.69%, respectively.

         [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 14.77%, 30.63%, and 19.05%, respectively. (Since the inception date for Class B shares was October 22, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1999.)

         [5] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                                IVY US BLUE CHIP FUND

                                                 STANDARD RETURN[*]

                            CLASS A[1]    CLASS B[2]    CLASS C[3]   CLASS I[4]

Year ended December 31,
1999

                              8.71%         9.74%        13.84%        N/A
Inception [#] to year
ended December 31, 1999

[8]

                             14.29%        13.28%       16.76%         N/A


                                               NON-STANDARD RETURN[**]

                             CLASS A[5]    CLASS B[6]   CLASS C[7]    CLASS I[4]

Year ended
December 31, 1999

                              15.35%        14.74%      14.84%           N/A
Inception [#] to year
ended December 31, 1999

[8]

                              20.25%        16.68%      16.76%           N/A

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 7.11% and 12.00%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 8.05% and 10.99%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 12.05% and 14.37%, respectively.

         [4] Class I Shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures would be identical. However, there were no outstanding Class I Shares during the periods indicated.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 13.66% and 17.89%, respectively.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 13.05% and 14.33%, respectively.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 13.05% and 14.37%, respectively.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                             IVY US EMERGING GROWTH FUND

                                               STANDARDIZED RETURN[*]

                                      CLASS A[1]     CLASS B[2]    CLASS C
Year ended

December 31, 1999                     53.13%         56.27%        60.32%
Five years ended December 31, 1999
                                      25.97%         26.39%        N/A
Inception [#] to year ended
December 31, 1999 [4]:                26.36%         21.40%        18.60%


                                             NON-STANDARDIZED RETURN[**]

                                      CLASS A        CLASS B[3]    CLASS C
Year ended December 31, 1999
                                      62.47%         61.27%        61.32%
Five years ended December 31, 1999
                                      27.47%         26.54%        N/A
Inception [#] to year ended
December 31, 1999 [4]:                27.47%         21.40%        18.60%
--------------------------------------------------------------------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares of the Fund were first offered for sale to the public on October 22, 1993. The inception date for the Class C shares of the Fund was April 30, 1996.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 26.34%, 53.13%, and 25.97%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 21.39%, 56.27%, and 26.39%, respectively.

         [3] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 21.39%, 61.27%, and 26.54%, respectively.

         [4] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:   C     =   cumulative total return

                  P     =   a hypothetical initial investment of $1,000 to
                            purchase shares of a specific class

                  ERV   =   ending  redeemable  value:  ERV is
                            the   value,   at  the  end  of  the
                            applicable period, of a hypothetical
                            $1,000   investment   made   at  the
                            beginning of the applicable period.

                                 IVY GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has been assessed.

                                                       SINCE
            ONE YEAR    FIVE YEARS     TEN YEARS       INCEPTION[*]
Class A     24.28%      136.31%        240.91%         6,066.80%
Class B     25.63%      137.09%        N/A             135.16%
Class C     29.43%      N/A            N/A             71.02%

         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has not been assessed.

                                                        SINCE
            ONE YEAR    FIVE YEARS     TEN YEARS        INCEPTION[*]
Class A     31.87%      150.73%        261.71%          6,443.02%
Class B     30.63%      139.09%        N/A              135.16%
Class C     30.43%      N/A            N/A              71.02%
---------------------------

[*] The inception date for Ivy Growth Fund (Class A shares) was April 1, 1984; the inception date for the Class B shares of the Fund was October 22, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

                              IVY US BLUE CHIP FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has been assessed.

                                                        SINCE
                                     ONE YEAR           INCEPTION[*]
                      Class A         8.71%             16.76%
                      Class B         9.74%             15.42%
                      Class C         13.84%            19.52%
                      Class I         N/A               N/A

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has not been assessed.

                                                        SINCE
                                      ONE YEAR          INCEPTION[*]
                      Class A          15.35%           23.88%
                      Class B          14.74%           19.42%
                      Class C          14.84%           19.52%
                      Class I          N/A              N/A

[*] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

                             IVY US EMERGING GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has been assessed.

                                                            SINCE
                      ONE YEAR         FIVE YEARS           INCEPTION[*]
        Class A         53.13%            217.21%             376.18%
        Class B         56.27%            222.49%             232.48%
        Class C         60.32%            N/A                 87.04%

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has not been assessed.

                                                              SINCE
                       ONE YEAR        FIVE YEARS             INCEPTION[*]
        Class A         62.47%            236.56%               405.23%
        Class B         61.27%            224.49%               232.48%
        Class C         61.32%            N/A                   87.04%

---------------------------

[*] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares were first offered for sale to the public on October 22, 1993. The inception date for Class C shares was April 30, 1996.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1999, Statement of Assets and Liabilities as of December 31, 1999, Statement of Operations for the fiscal year ended December 31, 1999, Statement of Changes in Net Assets for the fiscal year ended December 31, 1999, Financial Highlights, Notes to Financial Statements, and Report of Independent Certified Public Accountants, which are included in the Fund's December 31, 1999 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

           DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND

              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE

                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                 IVY GROWTH FUND
                              IVY US BLUE CHIP FUND
                           IVY US EMERGING GROWTH FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION
                              ADVISOR CLASS SHARES

                                   May 1, 2000

                        (as supplemented on June 30, 2000)



         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen portfolios, each of which (except for Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of Ivy Growth Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each a "Fund"). The other fifteen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds' Advisor Class shares dated May 1, 2000, as supplemented on June 30, 2000 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus). The Funds also offer Class A, B and C shares (and Class I shares, in the case of Ivy US Blue Chip Fund), which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.


         Each Fund's Annual Report to shareholders dated December 31, 1999 (each, an "Annual Report") is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Distributor.


                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR
                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS

GENERAL INFORMATION....................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS.....................1
         IVY GROWTH FUND...............................................1
         IVY US BLUE CHIP FUND.........................................4
         IVY US EMERGING GROWTH FUND...................................8
RISK CONSIDERATIONS...................................................11
         EQUITY SECURITIES............................................11
         CONVERTIBLE SECURITIES.......................................11
         SMALL COMPANIES..............................................12
         INITIAL PUBLIC OFFERINGS.....................................12
         ADJUSTABLE RATE PREFERRED STOCKS.............................13
         DEBT SECURITIES..............................................13
         ILLIQUID SECURITIES..........................................16
         FOREIGN SECURITIES...........................................17
         EMERGING MARKETS.............................................18
         FOREIGN CURRENCIES...........................................19
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS.......................20
         REPURCHASE AGREEMENTS........................................21
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS............21
         COMMERCIAL PAPER.............................................21
         BORROWING....................................................22
         WARRANTS.....................................................22
         REAL ESTATE INVESTMENT TRUSTS (REITS)........................22
         OPTIONS TRANSACTIONS.........................................22
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS...........26
         SECURITIES INDEX FUTURES CONTRACTS...........................28
         COMBINED TRANSACTIONS........................................30
PORTFOLIO TURNOVER....................................................30
TRUSTEES AND OFFICERS.................................................31
PRINCIPAL HOLDERS OF SECURITIES.......................................37
         CLASS A......................................................38
         CLASS B......................................................39
         CLASS C......................................................40
         CLASS I......................................................42
         ADVISOR CLASS................................................43
INVESTMENT ADVISORY AND OTHER SERVICES................................45
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES.........45
         DISTRIBUTION SERVICES........................................47
         CUSTODIAN....................................................48
         FUND ACCOUNTING SERVICES.....................................48
         TRANSFER AGENT AND DIVIDEND PAYING AGENT.....................49
         ADMINISTRATOR................................................49
         AUDITORS.....................................................50
BROKERAGE ALLOCATION..................................................50
CAPITALIZATION AND VOTING RIGHTS......................................51
SPECIAL RIGHTS AND PRIVILEGES.........................................53
         AUTOMATIC INVESTMENT METHOD..................................53
         EXCHANGE OF SHARES...........................................53
         RETIREMENT PLANS.............................................54
         SYSTEMATIC WITHDRAWAL PLAN...................................58
         GROUP SYSTEMATIC INVESTMENT PROGRAM..........................58
REDEMPTIONS...........................................................59
NET ASSET VALUE.......................................................60
TAXATION..............................................................62
         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS......62
         CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES.......64
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES...........64
         DEBT SECURITIES ACQUIRED AT A DISCOUNT.......................65
         DISTRIBUTIONS................................................65
         DISPOSITION OF SHARES........................................66
         FOREIGN WITHHOLDING TAXES....................................66
         BACKUP WITHHOLDING...........................................67
PERFORMANCE INFORMATION...............................................67
FINANCIAL STATEMENTS..................................................70
APPENDIX A............................................................71

                               GENERAL INFORMATION

         Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations on March 1, 1984. Ivy US Blue Chip Fund commenced operations on November 2, 1998. Ivy US Emerging Growth Fund commenced operations on March 3, 1993. Advisor Class shares of each Fund (except Ivy US Blue Chip Fund) were first offered on January 1, 1998. Advisor Class shares of Ivy US Blue Chip Fund were first offered on November 2, 1998.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

               INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY GROWTH FUND

         Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of domestic corporations with low price-earnings ratios and rising earnings. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half is invested in equity securities of small and medium-sized U.S. companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

         Ivy Growth Fund may invest up to 5% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts.

         Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iii)     invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(vii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(viii)    purchase securities on margin;

(ix)      sell securities short;

(x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stocks of companies determined by IMI to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment.

         Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

         When circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs").

         The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. The Fund may purchase interest rate and other financial futures contracts and related options. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  of  the  purpose  of   exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid;

(viii) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition or assets, and except that the Fund may (i) invest in securities of other investment companies subject to the restrictions set forth in
          Section 12(d)(1) of the 1940 Act and (ii) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs (f) and (g) of Section 12(d)(1) of the 1940 Act;

(ix) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii)     borrow  amounts  in excess of 10% of its  total  assets,  taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it, or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings.

         Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs. Despite fundamental investment restriction (vi) above, the Fund may invest in interest rate and other financial futures contracts and related options.

IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of small- and medium-sized companies, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading.

         Ivy US Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

         Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii) The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ADDITIONAL RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv)      invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(viii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered;

(ix)      purchase securities on margin;

(x)       sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

         The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

                               RISK CONSIDERATIONS

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities shares represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

ADJUSTABLE RATE PREFERRED STOCKS

         Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

          U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

ILLIQUID SECURITIES

         Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which Ivy Growth Fund and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American
Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

EMERGING MARKETS

         Ivy Growth Fund and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because Ivy Growth Fund and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Ivy Growth Fund and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Ivy Growth Fund and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Ivy Growth Fund and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITS)

         A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Growth Fund or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

         Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

         Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When a Fund writes a call or put option on a stock index, the option is "covered," in the case of a call, or "secured," in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

          Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER


         Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. Ivy U.S. Blue Chip Fund's portfolio turnover rate was significantly higher in 1999 than it was in 1998 because of the late date of its inception in 1998.


                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

-------------------------------------- ----------------------------- -------------------------------------------------
         NAME, ADDRESS, AGE              POSITION WITH THE TRUST     BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
-------------------------------------- ----------------------------- -------------------------------------------------
John S. Anderegg, Jr.                            Trustee             Chairman, Dynamics Research Corp. (instruments
60 Frontage Road                                                     and controls); Director, Burr-Brown Corp.
Andover, MA 01810                                                    (operational amplifiers); Director, Mass. High
Age:  76                                                             Tech. Council; Trustee of Mackenzie Series
                                                                     Trust (1992-1998).

James W. Broadfoot*                       President and Trustee      President, Ivy Management, Inc. (1997 -
700 South Federal Highway                                            present); Executive Vice President, Ivy
Suite 300                                                            Management, Inc. (1996-1997); Senior Vice
Boca Raton, FL  33432                                                President, Ivy Management, Inc. (1992-1996);
Age:  57                                                             Director and Senior Vice President, Mackenzie
                                                                     Investment Management Inc. (1995-present);
                                                                     Senior Vice President, Mackenzie Investment
                                                                     Management Inc. (1990-1995); President and
                                                                     Trustee, Mackenzie Solutions (1999-2000).

Paul H. Broyhill                                 Trustee             Chairman, BMC Fund, Inc. (1983-present);
800 Hickory Blvd.                                                    Chairman, Broyhill Family Foundation, Inc.
Golfview Park-Box 500                                                (1983-present); Chairman, Broyhill Investments,
Lenoir, NC 28645                                                     Inc. (1997-present); Chairman and President,
Age:  76                                                             Broyhill Investments, Inc. (1983-1997); Chairman,
                                                                     Broyhill Timber Resources (1983-present); Management
                                                                     of a personal portfolio of fixed-income and  equity
                                                                     instruments (1983-present); Trustee  of Mackenzie
                                                                     Series Trust (1988-1998); Director of The
                                                                     Mackenzie Funds  Inc. (1988-1995).

Keith J. Carlson*                          Chairman and Trustee      President, Chief Executive Officer and
700 South Federal Hwy.                                               Director, Mackenzie Investment Management Inc.
Suite 300                                                            (1999-present); Executive Vice President and
Boca Raton, FL  33432                                                Chief Operating Officer, Mackenzie Investment
Age:  43                                                             Management Inc. (1997-1999); Senior Vice
                                                                     President, Mackenzie Investment Management Inc.
                                                                     (1996-1997); Senior Vice President and
                                                                     Director, Mackenzie Investment Management Inc.
                                                                     (1994-1996); Chairman, Senior Vice President
                                                                     and Director, Ivy Management, Inc.
                                                                     (1994-present); Vice President, The Mackenzie
                                                                     Funds Inc. (1987-1995); Director, Ivy Mackenzie
                                                                     Services Corp. (1993-present); Senior Vice
                                                                     President and Director, Ivy Mackenzie Services
                                                                     Corp. (1996-1997); President and Director, Ivy
                                                                     Mackenzie Services Corp. (1993-1996); Trustee
                                                                     and President, Mackenzie Series Trust
                                                                     (1996-1998); Vice President, Mackenzie Series
                                                                     Trust (1994-1996); President, Chief Executive
                                                                     Officer and Director, Ivy Mackenzie
                                                                     Distributors, Inc. (1994-present); Chairman,
                                                                     Trustee and Principal Executive Officer,
                                                                     Mackenzie Solutions (1999-2000); President and
                                                                     Trustee, Mackenzie Solutions (1999).

Stanley Channick                                 Trustee             President and Chief Executive Officer, The
11 Bala Avenue                                                       Whitestone Corporation (insurance agency);
Bala Cynwyd, PA  19004                                               Chairman, Scott Management Company
Age:  76                                                             (administrative services for insurance
                                                                     companies); President, The Channick Group
                                                                     (consultants to insurance companies and
                                                                     national trade associations); Trustee,
                                                                     Mackenzie Series Trust (1994-1998); Director,
                                                                     The Mackenzie Funds Inc. (1994-1995).

Roy J. Glauber                                   Trustee             Mallinckrodt Professor of Physics, Harvard
Lyman Laboratory of Physics                                          University (1974-present); Trustee. Mackenzie
Harvard University                                                   Series Trust (1994-1998).
Cambridge, MA  02138
Age:  74

Dianne Lister                                    Trustee             President and Chief Executive Officer, The
556 University Avenue                                                Hospital for Sick Children Foundation
Toronto, Ontario Canada                                              (1993-present).
L4J 2T4
Age:  47

Joseph G. Rosenthal                              Trustee             Chartered Accountant (1958-present); Trustee,
100 Jardine Drive                                                    Mackenzie Series Trust (1985-1998); Director,
Unit #12                                                             The Mackenzie Funds Inc. (1987-1995).
Concord, Ontario Canada
L4K 2T7
Age:  65

Richard N. Silverman                             Trustee             Honorary Trustee, Newton-Wellesley Hospital;
18 Bonnybrook Road                                                   Overseer, Beth Israel Hospital; Trustee, Boston
Waban, MA  02168                                                     Ballet; Overseer, Boston Children's Museum;
Age:  76                                                             Trustee, Ralph Lowell Society WGBH; Trustee,
                                                                     Newton Wellesley Charitable Foundation.

J. Brendan Swan                                  Trustee             Chairman and Chief Executive Officer, Airspray
4701 North Federal Hwy.                                              International, Inc.; Joint Managing Director,
Suite 465                                                            Airspray N.V. (an environmentally sensitive
Pompano Beach, FL  33064                                             packaging company); Director, Polyglass LTD.;
Age:  70                                                             Director, Park Towers International; Director,
                                                                     The Mackenzie Funds Inc. (1992-1995); Trustee,
                                                                     Mackenzie Series Trust (1992-1998).

Edward M. Tighe                                  Trustee             Chief Executive Officer, CITCO Technology
P.O. Box 2160                                                        Management, inc. ("CITCO") (computer software
Ft. Lauderdale, FL  33303                                            development and consulting) (1999-2000);
Age:  57                                                             President and Director, Global Technology
                                                                     Management, Inc. (CITCO's predecessor)
                                                                     (1992-1998); Managing Director, Global Mutual
                                                                     Fund Services, Ltd. (financial services firm);
                                                                     President, Director and Chief Executive
                                                                     Officer, Global Mutual Fund Services, Inc.
                                                                     (1994-present).

C. William Ferris                          Secretary/Treasurer       Senior Vice President, Secretary/Treasurer and
700 South Federal Hwy.                                               Compliance Officer, Mackenzie Investment
Suite 300                                                            Management Inc. (2000-present); Senior Vice
Boca Raton, FL  33432                                                President, Chief Financial Officer
Age:  55                                                             Secretary/Treasurer and Compliance Officer,
                                                                     Mackenzie Investment Management Inc.
                                                                     (1995-2000); Senior Vice President,
                                                                     Secretary/Treasurer, Compliance Officer and
                                                                     Clerk, Ivy Management, Inc. (1994-present);
                                                                     Senior Vice President, Secretary/Treasurer and
                                                                     Director, Ivy Mackenzie Distributors, Inc.
                                                                     (1994-present); Director, President and Chief
                                                                     Executive Officer, Ivy Mackenzie Services Corp.
                                                                     (1997-present); President and Director, Ivy
                                                                     Mackenzie Services Corp. (1996-1997);
                                                                     Secretary/Treasurer and Director, Ivy Mackenzie
                                                                     Services Corp. (1993-1996);
                                                                     Secretary/Treasurer, The Mackenzie Funds Inc.
                                                                     (1993-1995); Secretary/Treasurer, Mackenzie
                                                                     Series Trust (1994-1998); Secretary/Treasurer,
                                                                     Mackenzie Solutions (1999-2000).

*Deemed to be an "interested person" (as defined under the 1940 Act)of the Trust.

                               COMPENSATION TABLE

                                    IVY FUND

                       (FISCAL YEAR ENDED DECEMBER 31, 1999)

                                                   PENSION OR RETIREMENT    ESTIMATED ANNUAL     TOTAL COMPENSATION
                        AGGREGATE COMPENSATION     BENEFITS ACCRUED AS      BENEFITS UPON        FROM TRUST AND FUND
    NAME, POSITION            FROM TRUST           PART OF FUND EXPENSES    RETIREMENT           COMPLEX PAID TO TRUSTEES*

John S. Anderegg, Jr.           $21,500                   N/A                     N/A                  $21,500
      (Trustee)

  James W. Broadfoot              $0                      N/A                     N/A                    $0
     (Trustee and
      President)

   Paul H. Broyhill             $20,500                   N/A                     N/A                  $20,500
      (Trustee)

   Keith J. Carlson               $0                      N/A                     N/A                    $0
(Trustee and Chairman)

   Stanley Channick             $21,500                   N/A                     N/A                  $21,500
      (Trustee)

    Roy J. Glauber              $21,500                   N/A                     N/A                  $21,500
      (Trustee)

    Dianne Lister                 $0                      N/A                     N/A                    $0
      (Trustee)

 Joseph G. Rosenthal            $21,500                   N/A                     N/A                  $21,500
      (Trustee)

 Richard N. Silverman           $21,500                   N/A                     N/A                  $21,500
      (Trustee)

   J. Brendan Swan              $21,500                   N/A                     N/A                  $21,500
      (Trustee)

   Edward M. Tighe              $1,000                    N/A                     N/A                  $1,000
      (Trustee)

  C. William Ferris               $0                      N/A                     N/A                    $0
     (Secretary/
      Treasurer)

*The Fund complex consists of Ivy Fund.

         As of April 6, 2000, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the eighteen Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.02% and 1.25% of Ivy European Opportunities Fund and Ivy Global Science & Technology Fund Class A shares, respectively, and 1.13%, 5.98%, 2.05% and 3.00% of Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics"), which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of IMI, IMDI and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                         PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust as of April 6, 2000, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

          Ivy Asia Pacific Fund, Northern Trust Custodian FBO W. Hall Wendel Jr., P.O. Box 92956 Chicago, IL 60675, owned of record 127,877.238 shares (34.67%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL Jacksonville, FL 32246, owned of record 57,697.052 shares (15.64%);

          Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 991,944.251 shares (13.33%);

          Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 88,810.181 shares (7.43%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 733,792.800 shares (25.95%);

          Ivy Global Natural Resources Fund, Carn & Co. 02087502 Riggs Bank TTEE FBO Yazaki Employee Savings and Retirement PL, Attn: Star Group, P.O. Box 96211 Washington, DC 20090-6211 owned of record 60,160.879 shares (9.99%);

          Ivy  International  Fund,  Charles Schwab & Co. Inc. Reinvest Account,
Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,648,661.843 shares (30.25%) and Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,025,817.607 (21.07%);

          Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 901,733.310 shares (32.27%);

          Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998 owned of record 19,811.507 shares (16.64%), Mackenzie Investment Management Inc., Attn:
Bev Yanowitch,Via Mizner Financial Plaza, 700 South Federal Highway, Ste. 300, Boca Raton, FL 33432 owned of record 10,312.921 shares (8.66%,) Parker Hunter Inc.FBO Keshava Reddy MD Inc. Defined Benefit Pension Trust U/A DTD 2/1/80, 404 Wellington Ct., Venice, FL 34292-3157 owned of record 6,566.130 shares (5.51%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 6,048.887 shares (5.08%);

         Ivy International Strategic Bond Fund, IBT Cust Money Purch PL FBO Frederic Neuburger, 25 Hanley Road, Liverpool, NY 13090, owned of record 877.125 shares (53.63%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 758.136 shares (46.35%);

          Ivy Money Market Fund, Donald Annino TTEE Pediatrician Inc. Target Benefit Pension Plan U/A DTD 10/31/87, 61 Oxford St., Winchester, MA 01890, owned of record 784,722.350 shares (5.36%);

          Ivy US Emerging  Growth Fund, F & Co. Inc. CUST FBO 401 K Plan,  Attn:
Russ Pollack ADM, 125 Broad Street, New York, NY 10004-2400, owned of record 115,590.121 shares (5.28%);

          Ivy Developing Markets Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (13.93%);

     Ivy Global Science & Technology Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 65,806.720 shares (7.10%), Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 50,772.902 shares (5.48%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 49,811.577 shares (5.37%);

CLASS B

Of the outstanding Class B shares of:

          Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 195,131.631 shares (41.83%);

          Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 1,408,235.680 shares (48.74%);

          Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 130,194.917 (17.21%);

          Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 226,089.602 shares (25.66%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 590,841.655 shares (29.21%);

          Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 58,255.711 shares (11.14%);

     Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 92,422.394 shares (33.65%);

     Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 144,773.250 shares (16.14%);

          Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 39,872.586 shares (9.24%);

          Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,908,729.144 shares (46.00%);

          Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,765,693.148 shares (60.44%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 33,931.288 shares (20.64%) and Parker Hunter Incorporated FBO Martha K Reddy Trustee U/A DTD 5/2/94 Martha K Reddy 1994 Living Trust Venice, FL 34292-3157, owned of record 10,022 shares (6.09 %);

          Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 104,923.409 shares (14.26%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 403,099.962 shares (22.91%).

CLASS C

Of the outstanding Class C shares of:

          Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 32,150.765 shares (9.45%) and Robert
M. Ahnert & Margaret A. Ahnert JT TWROS, 624 Flamingo Dr., Ft. Lauderdale, FL 33301, owned of record 17,623.011 shares (5.18%);

          Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 214,807.102 shares (55.38%);

          Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL ,Jacksonville, FL, owned of record 31,891.102 shares (38.76%);

          Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 74,441.265 shares (19.93%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 1,269,062.340 shares (45.54%);

         Ivy Global Fund, IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 3,312.662 shares (21.26%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,953.344 shares (18.96%), Salomon Smith Barney Inc., 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,148.182 shares (7.37%), Smith Barney Inc. 00112701249, 388 Greenwich Street, New York, NY owned of record 1,104.870 shares (7.09%), and Smith Barney Inc. 00107866133, 388 Greenwich
Street, New York, NY owned of record 952.492 shares (6.11%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 10,794.738 shares (35.64%), Salomon Smith Barney Inc. 00129805698, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 3,425.540 shares (11.30%), George I Kocerka & Mary L Kocerka TTEE U/A DTD Feb 11 1993, George I and Mary L Kocerka TR, 3391 Pinnacle CT., S. Palm Harbor, FL 34684-1771, owned of record 2,927.400 shares (9.66%), Alma R Buncsak TTEE of the Alma R Buncsak Rev Trust U/A/D 11-27-95, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 2,034.101 shares (6.71%) and Raymond James & Assoc. Inc. CSDN David C Johnson M/P, 1113 45th Ave NE, Saint Petersburg, FL 33703-5247, owned of record 1,748.252 shares (5.77%);

          Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 41,373.201 shares (10.50%);

         Ivy Growth Fund, IBT CUST IRA FBO Joseph L Wright ,32211 Pierce Street, Garden City, MI 48135, owned of record 4,651.187 shares (14.03%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 3,905.716 shares (11.78%), UMB Bank CUST IRA FBO Peter L Bognar, 17 Cordes Drive, Tonawanda, NY 14221, owned of record 3,729.271 shares (11.24%), May Ann Ash & Robert R Ash JT TEN 1119 Rundle St. Scranton, PA 18504, owned of record 2,642.230 shares (7.97%), and UMB CUST IRA FBO Ronald Wise, 45 Fordham, Buffalo, NY 14216, owned of record 2,041.275 shares (6.15%);

          Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,653,544.169 shares (61.44%);

          Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,298,844.349 shares (66.03%);

          Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 69,403.361 shares (71.10%);

         Ivy Money Market Fund, IBT CUST R/O IRA FBO Virginia M Hambleton, 619 Winther Blvd. Nampa, ID 83651, owned of record 109,449.820 shares (12.67%), Painewebber For The Benefit of Bruce Blank, 36 Ridge Brook Lane Stamford, CT 06903, owned of record 108,553.810 shares (12.57%), IBT CUST R/O IRA FBO Kathryn Batko, 1823 S 139th St., Omaha, NE 68144, owned of record 82,615.230 shares (9.56%), Bear Stearns Securities Corp. FBO 486-89241-11, 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 82,615.230 shares (9.56%), Mary K Aistrope & Mary Sue Jenkins JT TEN, 1635 N. 106th Street, Omaha, NE 68114, owned of record 50,174.460 shares (5.80%), and Bear Stearns Securities Corp FBO 486-05954-14 1 Metrotech Center North Brooklyn, NY 11201-3859, owned of record 48,853.000 shares (5.65%);

          Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 11,952.636 shares (6.54%) and Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 10,199.831 shares (5.58%);

          Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 95,681.085 shares (28.55%);

CLASS I

Of the outstanding Class I shares of:

         Ivy European Opportunities Fund, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 615.012 shares (100%);

          Ivy  International  Fund,  Charles Schwab & Co. Inc. Reinvest Account,
Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 389,576.275 shares (13.74%), State Street Bank TTEE FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 327,350.589 shares (11.54%), Lynspen and Company For Reinvestment, P.O. Box
83084,  Birmingham,  AL  35283,  owned of  record  252,973.459  shares  (8.92%),
Harleysville Mutual Ins. Co/Equity, 355 Maple Ave., Harleysville, PA 19438, owned of record 191,304.895 shares (6.74%), Northern Trust Co. TTEE of The Great Lakes Chemical RTMT Trust A/C # 22-37152, P.O. Box 92956, 801 S. Canal St. C1S, Chicago, IL 60675-2956, owned of record 181,365.292 shares (5.98%), S. Mark Taper Foundation, 12011 San Vincente Blvd., Ste 400, Los Angeles, CA 90049, owned of record 169,779.308 shares (5.98%), and Vanguard Fiduciary Trust Company FBO Investment & Employee Stock Ownership Plan of Avista Corp. # 92094, P.O. Box 2600, VM 613, Attn: Outside Funds, Valley Forge, PA 19482, owned of record 154,798.565 shares (5.45%);

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

          Ivy Asia Pacific Fund, Brown Brothers Harriman & Co. CUST, International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 19,521.431 shares (73.06%), Brown Brothers Harriman & Co. CUST International Solutions V- Aggressive Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 5,387.835 shares (20.17%), Brown Brothers Harriman & Co. CUST International Solutions II - Balanced Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 1,602.659 shares (6.00%);

         Ivy Bond Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 8,890.147 shares (26.19%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 6,564.613 shares (19.34%), Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 5,383.304 shares (15.85%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 2,366.810 shares (6.97%);

          Ivy China Region Fund, Brown Brothers Harriman & Co. CUST International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 32,622.646 shares (61.95%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,740.980 shares (18.49%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 5,243.316 shares (9.95%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 3,240.952 shares (6.15%);

         Ivy Developing Markets Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 29,259.893 shares (56.59%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 15,597.547 shares (30.16%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 5,809.684 shares (11.23%);

          Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 857,967.359 shares (77.29%) and Pyramid I Limited Partnership C/O Roland Manarin, 11650 Dodge Rd., Omaha, NE 68154, owned of record 55,972.256 shares (5.04%);

         Ivy Global Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 12,646.539 shares (100%);

         Ivy Global Natural Resources Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 1,943.284 shares (66.05%), Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 822.637 shares (27.96%), and Edward M. Tighe, P.O. Box 2160, Ft. Lauderdale, FL 33303, owned of record 175.788 shares (5.97%);

     Ivy Global Science & Technology Fund, Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,345.624 shares (19.60%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,061.784 shares (6.22%), and Michele C. Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 1,061.586 shares (6.21%);

         Ivy Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,148.030 shares (99.41%);

          Ivy International Fund II, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 35,889.863 shares (24.70%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 26,271.557 shares (18.08%) and Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 23,078.909 shares (15.88%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 16,327.134 shares (37.27%), Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 14,667.380 shares (33.48%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,262.050 shares (21.14%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 2,403.696 shares (5.48%);

          Ivy International Strategic Bond Fund, Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 106,161.036 shares (73.22%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 24,135.915 shares (16.64), Brown Brothers Harriman & Co. CUST International Solutions I - Conservative Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 7,998.962 shares (5.51%);

          Ivy US Blue Chip Fund, Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%);

          Ivy US Emerging Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 27,214.448 shares (63.24%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,850.972 shares (20.57%), Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700
S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery St. San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

         IMI provides business management and investment advisory services to the Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI also currently acts as manager and investment adviser to the other series of Ivy Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

         The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

         Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

         Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets reduced to 0.75% on its average net assets in excess of $350 million.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth Fund paid IMI fees of $2,794,304, $2,722,314 and $2,731,358, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $113,237, respectively.

         Ivy US Blue Chip Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

         During the fiscal years ended December 31, 1998 and 1999, Ivy US Blue Chip Fund paid IMI fees of $1,687 and $78,946, respectively. During the fiscal year ended December 31, 1998 and 1999, IMI reimbursed Fund expenses in the amount of $11,052 and $213,586, respectively.

         Ivy US Emerging Growth Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of the Fund's average net assets.


         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy US Emerging Growth Fund paid IMI fees of $973,756, $985,816 and $1,070,591, respectively.


         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;
(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.


         IMI currently limits the total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) of Ivy US Blue Chip Fund to an annual rate of 1.34% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.


         The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) with respect to any Fund is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

         The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         The Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

         RULE 18f-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

         Pursuant  to a  Custodian  Agreement  with the  Trust,  Brown  Brothers
Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

         During the fiscal year ended December 31, 1999, Ivy Growth Fund paid MIMI $113,237 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid MIMI $29,915 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid MIMI $100,632 under the agreement

TRANSFER AGENT AND DIVIDEND PAYING AGENT


         Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI located at Via Mizner Financial Plaza, Ste. 300, 700 S. Federal Hwy., Boca Raton, Florida, 33432, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.70 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $778,713. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $17,901. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $333,603. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).


ADMINISTRATOR


         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class shares. Ivy US Blue Chip Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $321,469. Such fees for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $10,526. Such fees for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $100,632.


AUDITORS


     PricewaterhouseCoopers LLP, independent certified public accountants, located at 200 E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.


                              BROKERAGE ALLOCATION


         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI may choose broker-dealers that provide IMI with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if IMI views the commissions as reasonable in relation to the value of the brokerage and/or research services. IMI will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

         During the fiscal years ended December 31, 1997 and 1998, Ivy Growth Fund paid brokerage commissions of $683,881 and $907,345, respectively. For the fiscal year ended December 31, 1999, Ivy Growth Fund paid a total of $739,391 in brokerage commissions with respect to portfolio transactions aggregating $395,240,254. Of such amount, $218,593 in brokerage commissions with respect to portfolio transactions aggregating $123,858,312 was placed with broker-dealers who provided research services.

         During the period from commencement of operations (November 2, 1998) through December 31, 1998, Ivy US Blue Chip Fund paid brokerage commissions of $1,806. For the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid a total of $19,700 in brokerage commissions with respect to portfolio transactions aggregating $27,986,875. Of such amount, $15,344 in brokerage commissions with respect to portfolio transactions aggregating $ 23,627,153 was placed with broker-dealers who provided research services.

         During  the fiscal  years  ended  December  31,  1997 and 1998,  Ivy US
Emerging Growth Fund paid brokerage commissions of $583,738 and $658,613, respectively. For the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid a total of $588,118 in brokerage commissions with respect to portfolio transactions aggregating $266,009,325. Of such amount, $60,490 in brokerage commissions with respect to portfolio transactions aggregating $20,395,477 was placed with broker-dealers who provided research services.

         Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.


         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Declaration of Trust of the Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund, and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets
Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy International Strategic Bond Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund and Ivy Next Wave Internet Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

         Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund and Ivy Next Wave Internet Fund (the other fifteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $250 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of that Fund to less than $10,000.

         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee                no fee
         Retirement Plan Annual Maintenance Fee         $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account.

         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAs: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate   employers  may  also  adopt  the  Custodial  Agreement  and
Retirement   Plan  for  the  benefit  of  their  eligible   employees.   Similar
contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

         Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

SYSTEMATIC WITHDRAWAL PLAN

         An Advisor Class shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount - $50), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect.

         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                                   REDEMPTIONS

         Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.


         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.


         The Trust may redeem those Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in any Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A  security  listed or traded on a  recognized  stock  exchange  or The
Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         Each  Fund  generally  will be  required  to  distribute  dividends  to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

BACKUP WITHHOLDING

         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:  P     =  a hypothetical initial payment of $1,000 to purchase
                          shares of a specific class

                 T     =  the average annual total return of shares of that
                          class

                 n     =  the number of years

                 ERV   =  the ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the period.

         For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

         In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.


         The Standardized Return for the Advisor Class shares of Ivy Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through, and the one-year period ended, December 31, 1999 was 17.86% and 31.87%, respectively.

         The Standardized Return for the Advisor Class shares of Ivy US Blue Chip Fund for the period from the date Advisor Class shares were first offered (November 2, 1998) through, and the one-year period ended, December 31, 1999 was 20.95% and 15.89% . These figures reflect expense reimbursement. Without expense reimbursement, the Standardized Return would have been 18.20% and 13.80%.

         The Standardized Return for the Advisor Class shares of Ivy US Emerging Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through, and the one-year period ended, December 31, 1999 was 39.17% and 62.85%, respectively.


         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:  C    =  cumulative total return

                 P    =  a hypothetical initial investment of $1,000 to purchase shares of a specific class

                 ERV  =  ending  redeemable value:
                         ERV  is the  value,  at the end   of   the   applicable
                         period,  of a  hypothetical $1,000  investment  made at
                         the    beginning   of   the applicable period.


         The Cumulative Total Return for the Advisor Class shares of Ivy Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through, and the one-year period ended, December 31, 1999 was 31.60% and 31.78%, respectively.


         The Cumulative Total Return for the Advisor Class shares of Ivy US Blue Chip Fund for the period from the date Advisor Class shares were first offered (November 2, 1998) through December 31, 1999 was 24.47% and 15.89%, respectively.


         The Cumulative Total Return for the Advisor Class shares of Ivy US Emerging Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through, and the one-year period ended, December 31, 1999 was 85.28% and 62.85%, respectively.


         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1999, Statement of Assets and Liabilities as of December 31, 1999, Statement of Operations for the fiscal year ended December 31, 1999, Statement of Changes in Net Assets for the fiscal year ended December 31, 1999, Financial Highlights, Notes to Financial Statements, and Report of Independent Certified Public Accountants, which are included in each Fund's December 31, 1999 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

                     DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE

                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

(a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

(a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

(b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.